SEMIANNUAL REPORT November 30, 2002


                 Nuveen
   Municipal Closed-End
        Exchange-Traded
                  Funds

                        GEORGIA
                        NPG
                        NZX
                        NKG

                        NORTH CAROLINA
                        NNC
                        NRB
                        NNO
                        NII

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Chairman of the Board

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Dear
   SHAREHOLDER

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

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information through the Internet and by e-mail rather than in hard copy. Not
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For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 2003

Nuveen Georgia and North Carolina Municipal Closed-End Exchange-Traded Funds (NPG, NZX, NKG, NNC, NRB, NNO, NII)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom O'Shaughnessy discusses U.S. and state economic conditions, key investment strategies, and the recent performance of the Funds. A 20-year Nuveen veteran, Tom has managed NPG and NNC since 1998 and NZX, NRB, and NNO since 2001, and NKG and NII since their inceptions in September 2002.

(In January 2003, as part of a general realignment of portfolio management assignments, Rick Huber assumed primary management responsibility for these Georgia and North Carolina Funds. Rick has 17 years' of investment management experience. There were no changes in the investment objectives or general investment strategies of these Funds.)


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In many ways, economic and market conditions did not significantly change since the last shareholder report dated May 31, 2002. We believe the most influential factors affecting the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. The ongoing threat of terrorism and continued geopolitical uncertainty also had an economic impact during this reporting period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures helped many bonds perform well during much of 2002. However, during October and, to a lesser degree, November 2002, the market environment for all fixed income investments was negatively impacted by a rebound in the equity markets, which appeared to prompt some investors to sell fixed income products and purchase common stocks.

During the first eleven months of 2002, new municipal supply nationwide reached a record $328 billion, a 27% increase over January-November 2001 levels. Demand for municipal bonds also remained strong over most of this period, as many individual investors continued to seek investments offering tax-free income and diversification for their portfolios. Institutional investors, especially traditional municipal bond purchasers such as property/casualty insurance companies, also were active buyers.


WHAT ABOUT ECONOMIC AND MARKET CONDITIONS IN GEORGIA AND NORTH CAROLINA?

Between January and November 2002, Georgia issued $5.7 billion in new municipal debt, an increase of 43% over the first 11 months of 2001, while North Carolina went against the general trend toward increased issuance, offering $4.1 billion in new bonds, down 18% from 2001 levels. In both states, investor demand often exceeded available supply. Over the past twelve months, Georgia maintained its credit rating from Moody's and Standard & Poor's at Aaa/AAA, respectively.
In North Carolina, however, the state's continued budget issues led Moody's to downgrade the state's general obligation debt to Aa1 from Aaa in August 2002, while Standard & Poor's maintained its AAA rating for the state.

In Georgia, the state economy appeared to be slowly emerging from recession, although its overall performance remained weak. Healthy residential building activity supported construction employment and improving demand for manufactured products, and the state's transportation industry began to show signs of recovery. Unemployment in Georgia remained relatively stable over the past year, standing at 4.6% in November 2002, compared with a state rate of 4.5% a year earlier and the current national average of 6.0%. Georgia continues to maintain strong financial reserves and a tradition of conservative fiscal management. As in other states, tax revenues, particularly those from personal income taxes, have declined recently, requiring the state to reduce funding to state agencies and cut budget requests for fiscal 2003. Despite weaker tax collections, the state continues to have substantial financial flexibility and has not had to draw down reserves to maintain its balanced budget.

Based on early signs of a potential turnaround in the manufacturing sector, North Carolina's economy also seemed to be gradually improving. The state remained a national banking center, and its universities continued to attract businesses and professional workers to the state. However, downside risks remained.

While the services industry has served as a growth driver, the trade and construction sectors remained a drag on job growth, and the textile industry continued to decline. Over the past 12 months, unemployment in North Carolina has fallen from 6.5% to 6.1% as of November 2002, bringing the state more closely in line with the national average of 6.0%, although unemployment remains higher in rural areas. Shortfalls in North Carolina's fiscal 2003 budget were addressed through non-recurring revenues, funds from rainy day reserves, and spending measures that left the state to face another structural budget imbalance in fiscal 2004.

                                 TOTAL RETURN           LEHMAN            LIPPER
            MARKET YIELD               ON NAV    TOTAL RETURN1          AVERAGE2
--------------------------------------------------------------------------------
                                       1 YEAR           1 YEAR            1 YEAR
                     TAXABLE-           ENDED            ENDED             ENDED
      11/30/02    EQUIVALENT3        11/30/02         11/30/02          11/30/02
--------------------------------------------------------------------------------
NPG      5.38%          8.15%           5.99%            6.32%             7.80%
--------------------------------------------------------------------------------
NZX      5.39%          8.17%           9.15%            6.32%             7.80%
--------------------------------------------------------------------------------
NKG      5.58%          8.45%              NA                -                 -
--------------------------------------------------------------------------------
NNC      5.55%          8.67%           8.49%            6.32%             7.80%
--------------------------------------------------------------------------------
NRB      5.59%          8.73%           8.97%            6.32%             7.80%
--------------------------------------------------------------------------------
NNO      5.52%          8.63%           8.38%            6.32%             7.80%
--------------------------------------------------------------------------------
NII      5.51%          8.61%              NA               -                  -
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended November 30, 2002, each of the Funds in this report having at least one year of performance history (with the exception of NPG) outperformed the unleveraged, unmanaged Lehman Brothers Municipal Bond Index and the Lipper average. Much of this outperformance can be attributed to the leveraged structure of these Funds, which provides the opportunity for additional income for common shareholders while adding volatility to the Fund's NAV and share price. It also can be attributed to the relatively long leverage-adjusted durations4 of these Funds, which ranged from 10.95 to 12.55, compared with 8.04 for the Lehman Index. A longer duration generally will help a Fund to perform well during periods of declining interest rates, as has been the case over much of the past year. (Please see the individual Performance Overview pages for each Fund's duration.)

It is difficult to compare the performance of these Funds with the Lipper Average shown in the table because Lipper combines the performance of many different funds from different states into one overall multi-state average. Looking specifically at the Nuveen Funds, we believe that in addition to leverage and duration their relative performances were also influenced by factors including call exposure, portfolio trading activity, and the price movement of specific sectors. For example, as of November 30, 2002, NPG held 16% of its portfolio in multifamily housing bonds, the largest allocation to this sector among these seven Funds. Over the past twelve months ended November 30, 2002, the performance of the multifamily housing sector lagged that of the general municipal market as well as other revenue bond sectors. This had a direct impact on NPG's performance over this period.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As the Federal Reserve continued to keep short-term interest rates relatively low, the dividend-payment capabilities of all of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred, shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the fiscal year ended November 30, 2002, the relatively low level of short-term interest rates enabled us to implement three dividend increases in NRB, two in NNC, and one in NPG. NZX and NNO, which were introduced in September and November 2001, respectively, continued to pay attractive monthly dividends during this period, while the two Funds introduced in September 2002--NKG and NII--paid their first dividends in November 2002.

Over the course of the twelve months ended November 30, 2002, the share prices of the three oldest Funds - NPG, NNC, and NRB - rose. For NZX, NKG, NNO and NII, the general weakening of bond prices during October and November 2002 resulted in share prices at the end of this period that were lower than at the beginning or at inception. All of the Funds covered in this report were trading at premiums to their common share net asset values as of the end of this reporting period (see charts on individual Performance Overview pages).



1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged national index comprising a broad range of in-vestment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the 31 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Georgia 34% and North Carolina 36%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2002?

Over the period, our strategic focus continued to be on diversifying Fund holdings while remaining fully invested, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Specifically, that included purchasing a number of high-quality and insured bonds, as well as bonds in the 15- to 20-year part of the yield curve. We believed bonds in this maturity range offered yields similar to those of longer bonds, but with less inherent risk. We think the addition of these long-intermediate bonds should help to moderate the Funds' durations over time, making the portfolios less sensitive to interest rate changes while still allowing the Funds to provide competitive yields and returns.

Over the past year, the addition of bonds with 15- to 20-year maturities resulted in shorter durations in the three Funds with 2001 inception dates. In the two older Funds, NPG and NNC, the reinvestment of proceeds from callable bonds into this part of the yield curve actually led to a modest lengthening of their durations.

In addition to an emphasis on yield curve positioning, we also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. In Georgia, this included selected purchases in the healthcare sector, which has been one of the top performers in 2002, as well as general obligation and water and sewer bonds. In North Carolina, we saw the most opportunities in education bonds. In both states, we avoided the purchase of industrial development bonds.

In the current geopolitical and economic climate, we believed that maintaining strong credit quality remained a key requirement. As of November 30, 2002, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 77% to 96%. In general, our weightings in higher quality and insured bonds benefited the performance of these Funds during the past year.

In September 2002, we introduced two new Funds, NKG and NII. As of November 30, 2002, these Funds had completed their initial investment phase and were in the process of investing the proceeds from MuniPreferred shares. Due to the tighter supply of municipal bonds in both Georgia and North Carolina over the past six months, each of these Funds held bonds issued by other states and Puerto Rico. We expect to replace these issues with in-state paper as attractive opportunities present themselves. As mentioned earlier, both NKG and NII paid their first dividends in November 2002.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?

In general, our outlook for the fixed income markets remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong, though probably below the record levels seen in 2002, as issuers take advantage of the low rate environment for both new issues and refinancings. In Georgia and North Carolina, however, we expect to see little new issue supply during the first few months of 2003, a situation that is typical in these states. Demand for tax-exempt municipal bonds should remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk.

Over the next two years, we believe that these Georgia and North Carolina Funds generally will offer good levels of call protection, with call exposure ranging from zero in NZX and NKG to 18% in NNC during 2003 and 2004. During the past twelve months, we worked to mitigate the call risk and improve the positions of all the Funds, particularly NPG and NNC, which mark their 10-year anniversaries in May 2003. While the number of actual calls in each Fund will depend largely on market interest rates over this time, we believe the short-term call exposure of these Funds is manageable.

In the months ahead, specific areas of concentration will include managing duration through additional purchases of high-quality bonds in the 15- to 20-year part of the yield curve. In general, we plan to remain focused on strategies that can add value for our shareholders and provide support for the Funds' long-term dividend-paying capabilities.

Nuveen Georgia Premium Income Municipal Fund

Performance
  OVERVIEW As of November 30, 2002

NPG

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED           72%
AA                            14%
A                             10%
BBB                            2%
BB OR LOWER                    2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.95
--------------------------------------------------
Common Share Net Asset Value                $14.43
--------------------------------------------------
Market Yield                                 5.38%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.69%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.15%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $54,460
--------------------------------------------------
Average Effective Maturity (Years)           20.54
--------------------------------------------------
Leverage-Adjusted Duration                   10.12
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.83%         5.99%
--------------------------------------------------
5-Year                         8.10%         6.07%
--------------------------------------------------
Since Inception                6.30%         6.12%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     23%
--------------------------------------------------
Water and Sewer                                16%
--------------------------------------------------
Housing/Multifamily                            16%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------

Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
12/01                         0.07
1/02                          0.07
2/02                          0.07
3/02                          0.0715
4/02                          0.0715
5/02                          0.0715
6/02                          0.0715
7/02                          0.0715
8/02                          0.0715
9/02                          0.0715
10/02                         0.0715
11/02                         0.0715


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                       15.27
                              15.5
                              15.56
                              15.54
                              15.53
                              15.48
                              15.53
                              15.52
                              15.67
                              15.82
                              15.86
                              15.93
                              15.86
                              15.82
                              15.57
                              15.4
                              15.32
                              15.36
                              15.25
                              15.48
                              15.5
                              15.47
                              15.65
                              15.75
                              15.8
                              15.83
                              16
                              16.32
                              16.4
                              16.47
                              16.5
                              16.72
                              16.52
                              16.5
                              16.7
                              16.61
                              16.6
                              16.47
                              16.09
                              16.04
                              16.2
                              16.08
                              15.95
                              16.55
                              16.64
                              15.96
                              15.9
                              15.85
                              16
                              16.1
                              15.7
11/30/02                      15.95


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2001 of $0.0189 per share.

Nuveen Georgia Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

NZX


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED           76%
AA                            10%
A                              9%
BBB                            5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.80
--------------------------------------------------
Common Share Net Asset Value                $14.49
--------------------------------------------------
Market Yield                                 5.39%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.17%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $28,352
--------------------------------------------------
Average Effective Maturity (Years)           20.66
--------------------------------------------------
Leverage-Adjusted Duration                   12.55
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.78%         9.15%
--------------------------------------------------
Since Inception                3.90%         6.32%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------

Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
12/01                         0.0665
1/02                          0.0665
2/02                          0.0665
3/02                          0.0665
4/02                          0.0665
5/02                          0.0665
6/02                          0.0665
7/02                          0.0665
8/02                          0.0665
9/02                          0.0665
10/02                         0.0665
11/02                         0.0665


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                       15.3
                              14.92
                              14.9
                              14.69
                              14.7
                              14.85
                              14.94
                              14.99
                              15.25
                              15.25
                              15.15
                              15.03
                              15
                              15
                              14.97
                              14.65
                              14.65
                              14.32
                              14.35
                              14.83
                              15.04
                              14.75
                              14.65
                              14.75
                              14.6
                              14.74
                              14.56
                              14.55
                              14.5
                              14.48
                              14.63
                              14.8
                              14.97
                              14.75
                              15.2
                              15.07
                              15.3
                              15.23
                              15.4
                              15.25
                              15
                              14.94
                              14.86
                              15.22
                              15.6
                              15.25
                              14.63
                              15.25
                              15.15
                              14.9
                              14.6
11/30/02                      14.8


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Nuveen Georgia Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of November 30, 2002


NKG


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED           91%
AA                             5%
A                              3%
BBB                            1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.40
--------------------------------------------------
Common Share Net Asset Value                $13.82
--------------------------------------------------
Market Yield                                 5.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.97%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.45%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $62,848
--------------------------------------------------
Average Effective Maturity (Years)           21.85
--------------------------------------------------
Leverage-Adjusted Duration                   17.72
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -3.55%        -3.09%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         29%
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
Water and Sewer                                16%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/General                          7%
--------------------------------------------------


THE FUND PAID ITS FIRST REGULAR MONTHLY DIVIDEND OF $.0670 PER SHARE ON DECEMBER 2, 2002.


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/27/02                       15
                              15.01
                              15.01
                              15
                              15.01
                              15.1
                              15.02
                              15
                              14.35
11/30/02                      14.4


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Nuveen North Carolina Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2002


NNC


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED           46%
AA                            31%
A                             14%
BBB                            9%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.25
--------------------------------------------------
Common Share Net Asset Value                $14.54
--------------------------------------------------
Market Yield                                 5.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.93%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.67%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $91,642
--------------------------------------------------
Average Effective Maturity (Years)           19.78
--------------------------------------------------
Leverage-Adjusted Duration                   10.95
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.63%         8.49%
--------------------------------------------------
5-Year                         6.57%         6.30%
--------------------------------------------------
Since Inception                5.63%         6.07%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     24%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------


Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
12/01                         0.0675
1/02                          0.0675
2/02                          0.0675
3/02                          0.0695
4/02                          0.0695
5/02                          0.0695
6/02                          0.0705
7/02                          0.0705
8/02                          0.0705
9/02                          0.0705
10/02                         0.0705
11/02                         0.0705


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                       15.13
                              15.03
                              14.76
                              14.27
                              14.69
                              14.76
                              15.04
                              14.99
                              15.22
                              15.49
                              15.45
                              15.55
                              15.7
                              15.76
                              15.8
                              15.72
                              15.62
                              15.6
                              15.54
                              15.6
                              15.56
                              15.45
                              15.75
                              16
                              16.07
                              16.21
                              16.4
                              16.4
                              16.7
                              16.69
                              16.43
                              16.45
                              16.72
                              16.35
                              16.75
                              16.8
                              16.56
                              16.46
                              16.39
                              16.39
                              16.15
                              15.79
                              15.86
                              15.7
                              15.69
                              14.61
                              14.76
                              14.95
                              15.39
                              15.43
                              15.4
11/30/02                      15.25


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

Nuveen North Carolina Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of November 30, 2002


NRB


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED           55%
AA                            29%
A                              9%
BBB                            5%
NR                             2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.45
--------------------------------------------------
Common Share Net Asset Value                $14.81
--------------------------------------------------
Market Yield                                 5.59%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.99%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.73%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $33,128
--------------------------------------------------
Average Effective Maturity (Years)           19.55
--------------------------------------------------
Leverage-Adjusted Duration                   11.32
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.57%         8.97%
--------------------------------------------------
Since Inception                7.09%         7.52%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Water and Sewer                                20%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------


Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
12/01                         0.068
1/02                          0.068
2/02                          0.068
3/02                          0.069
4/02                          0.069
5/02                          0.069
6/02                          0.07
7/02                          0.07
8/02                          0.07
9/02                          0.072
10/02                         0.072
11/02                         0.072


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                       15.21
                              15.03
                              15.09
                              15.14
                              14.99
                              15.12
                              15.23
                              15.2
                              15.25
                              15.25
                              15.19
                              15.3
                              15.2
                              15.38
                              15.19
                              14.1
                              14.5
                              15.03
                              15.04
                              15.17
                              15
                              15
                              15
                              14.95
                              15.14
                              15.44
                              15.2
                              15.9
                              15.65
                              15.5
                              15.38
                              15.32
                              15.37
                              14.89
                              15
                              15.22
                              15.11
                              15.1
                              15.1
                              15.1
                              15.18
                              15.29
                              15.35
                              15.48
                              15.4
                              14.45
                              14.5
                              15.24
                              15.25
                              15.35
                              15.3
11/30/02                      15.45

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

Nuveen North Carolina Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of November 30, 2002


NNO


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED           60%
AA                            24%
A                              8%
BBB                            8%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.89
--------------------------------------------------
Common Share Net Asset Value                $14.73
--------------------------------------------------
Market Yield                                 5.52%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.89%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.63%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $54,990
--------------------------------------------------
Average Effective Maturity (Years)           16.84
--------------------------------------------------
Leverage-Adjusted Duration                   11.82
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.04%         8.38%
--------------------------------------------------
Since Inception                4.39%         8.23%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/02                          0.0685
2/02                          0.0685
3/02                          0.0685
4/02                          0.0685
5/02                          0.0685
6/02                          0.0685
7/02                          0.0685
8/02                          0.0685
9/02                          0.0685
10/02                         0.0685
11/02                         0.0685


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                       15.02
                              15
                              14.8
                              14.51
                              14.5
                              14.73
                              14.61
                              14.84
                              14.88
                              14.99
                              14.99
                              14.75
                              15
                              15.13
                              14.99
                              14.85
                              14.75
                              14.36
                              14.5
                              14.4
                              14.9
                              15
                              14.75
                              14.84
                              14.88
                              14.9
                              15
                              14.99
                              14.95
                              14.9
                              15.4
                              15.21
                              15.2
                              14.6
                              14.99
                              14.99
                              14.99
                              14.85
                              14.75
                              14.94
                              15.02
                              14.9
                              15.25
                              15.45
                              15.35
                              14.85
                              14.42
                              14.95
                              14.99
                              14.9
                              14.55
11/30/02                      14.89


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

Nuveen North Carolina Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of November 30, 2002


NII


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED           74%
AA                            19%
A                              2%
BBB                            4%
NR                             1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.60
--------------------------------------------------
Common Share Net Asset Value                $13.85
--------------------------------------------------
Market Yield                                 5.51%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.87%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.61%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $54,284
--------------------------------------------------
Average Effective Maturity (Years)           20.56
--------------------------------------------------
Leverage-Adjusted Duration                   16.01
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -2.22%        -2.88%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


THE FUND PAID ITS FIRST REGULAR MONTHLY DIVIDEND OF $.0670 PER SHARE ON DECEMBER 2, 2002.


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/27/02                       15.01
                              15.03
                              15.2
                              15.05
                              15.01
                              15
                              15.06
                              15
                              14.6
11/30/02                      14.6


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.


Shareholder
           MEETING REPORT

The Shareholder Meeting was held October 23, 2002 in Chicago at Nuveen's headquarters.

                                                    NPG                                NZX                             NNC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
                                                      Preferred                           Preferred                        Preferred
                                        Common           Shares            Common            Shares           Common          Shares
                                        Shares        Series-TH            Shares          Series-M           Shares       Series-TH
====================================================================================================================================
 Robert P. Bremner
  For                                3,629,996            1,028         1,932,515               586        5,958,634           1,821
   Withhold                             14,700                1             1,000                --           61,615               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                             3,644,696            1,029         1,933,515               586        6,020,249           1,830
====================================================================================================================================
Lawrence H. Brown
   For                               3,626,196            1,028         1,932,515               586        5,959,581           1,826
   Withhold                             18,500                1             1,000                --           60,668               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                             3,644,696            1,029         1,933,515               586        6,020,249           1,830
====================================================================================================================================
 Anne E. Impellizzeri
   For                               3,624,089            1,028         1,932,515               586        5,952,976           1,821
   Withhold                             20,607                1             1,000                --           67,273               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                             3,644,696            1,029         1,933,515               586        6,020,249           1,830
====================================================================================================================================
 Peter R. Sawers
   For                               3,629,996            1,028         1,932,515               586        5,959,051           1,826
   Withhold                             14,700                1             1,000                --           61,198               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                             3,644,696            1,029         1,933,515               586        6,020,249           1,830
====================================================================================================================================
Judith M. Stockdale
   For                               3,626,196            1,028         1,932,515               586        5,959,329           1,826
   Withhold                             18,500                1             1,000                --           60,920               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                             3,644,696            1,029         1,933,515               586        6,020,249           1,830
====================================================================================================================================
William J. Schneider
   For                                      --            1,028                --               586               --           1,826
   Withhold                                 --                1                --                --               --               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,029                --               586               --           1,830
====================================================================================================================================
Timothy R. Schwertfeger
   For                                      --            1,028                --               586               --           1,826
   Withhold                                 --                1                --                --               --               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,029                --               586               --           1,830
====================================================================================================================================

                                       12

                                                                                   NRB                               NNO
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
                                                                                          Preferred        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares          Series-T           Shares        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                  2,186,644               607        3,600,259           1,086
   Withhold                                                                18,168                --           31,023               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                2,204,812               607        3,631,282           1,089
====================================================================================================================================
Lawrence H. Brown
   For                                                                  2,186,396               607        3,593,759           1,085
   Withhold                                                                18,416                --           37,523               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                2,204,812               607        3,631,282           1,089
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                                  2,184,896               607        3,598,759           1,080
   Withhold                                                                19,916                --           32,523               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                2,204,812               607        3,631,282           1,089
====================================================================================================================================
 Peter R. Sawers
   For                                                                  2,186,396               607        3,599,259           1,089
   Withhold                                                                18,416                --           32,023              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                2,204,812               607        3,631,282           1,089
====================================================================================================================================
Judith M. Stockdale
   For                                                                  2,186,644               607        3,601,079           1,083
   Withhold                                                                18,168                --           30,203               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                2,204,812               607        3,631,282           1,089
====================================================================================================================================
William J. Schneider
   For                                                                         --               607               --           1,089
   Withhold                                                                    --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               607               --           1,089
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                         --               607               --           1,089
   Withhold                                                                    --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               607               --           1,089
====================================================================================================================================

                                       13

                              Nuveen Georgia Premium Income Municipal Fund (NPG)
                              Portfolio of
                                      INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 6.3%

$       2,500   Effingham County Industrial Development Authority, Georgia,           6/11 at 101.00          BB+        $1,874,050
                 Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project,
                 Series 2001, 6.500%, 6/01/31

        1,500   Richmond County Development Authority, Georgia, Environmental         2/11 at 101.00          BBB         1,535,550
                 Improvement Revenue Bonds, International Paper Company
                 Project, Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.8%

        2,000   Development Authority of Cartersville, Georgia, Sewage Facilities     5/07 at 101.00           A+         2,087,580
                 Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997,
                 6.125%, 5/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.1%

                Urban Residential Finance Authority of the City of Atlanta,
                Georgia, Dormitory Facility Refunding Revenue Bonds (Morehouse
                College Project), Series 1995:
        1,210    5.750%, 12/01/20                                                    12/05 at 102.00          AAA         1,310,466
        1,375    5.750%, 12/01/25                                                    12/05 at 102.00          AAA         1,462,271

        1,555   Development Authority of DeKalb County, Georgia, Revenue Bonds       10/04 at 102.00           AA         1,683,194
                 (Emory University Project), Series 1994-A, 6.000%, 10/01/14

        1,550   Private Colleges and Universities, Georgia, Authority Revenue         6/03 at 102.00           AA         1,579,667
                 Bonds (Agnes Scott College Project), Series 1993, 5.625%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 33.0%

        3,000   Hospital Authority of Albany-Dougherty County, Georgia, Revenue       9/03 at 102.00          AAA         3,124,320
                 Bonds (Phoebe Putney Memorial Hospital), Series 1993,
                 5.700%, 9/01/13

        2,300   Hospital Authority of Chatham County, Savannah, Georgia,              7/11 at 101.00           A-         2,405,869
                 Hospital Revenue Improvement Bonds, Memorial Health University
                 Medical Center, Inc., Series 2001A, 6.125%, 1/01/24

        2,000   Hospital Authority of Clarke County, Georgia, Hospital Revenue        1/12 at 101.00          AAA         1,996,900
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.125%, 1/01/32

        3,000   Hospital Authority of Floyd County, Georgia, Revenue Anticipation     7/12 at 101.00          Aaa         3,016,740
                 Certificates, Floyd Medical Center Project, Series 2002,
                 5.200%, 7/01/32

        1,765   Hospital Authority of Gainesville and Hall County, Georgia, Revenue  10/05 at 102.00          AAA         1,930,010
                 Anticipation Certificates  (Northeast Georgia Healthcare Project),
                 Series 1995, 6.000%, 10/01/25

        1,750   Hospital Authority of Gainesville and Hall County, Georgia,           5/11 at 100.00           A-         1,704,553
                 Revenue Anticipation Certificates (Northeast Georgia Health
                 System, Inc. Project), Series 2001, 5.500%, 5/15/31

        3,750   Hospital Authority of Gwinnett County, Georgia, Revenue               2/12 at 102.00          AAA         3,836,363
                 Anticipation Certificates, Gwinnett Hospital System Inc.,
                 Series 1997B, 5.300%, 9/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 22.7%

        1,145   Housing Authority of Clayton County, Georgia, Multifamily Housing    12/05 at 102.00          AAA         1,178,846
                 Revenue Bonds (The Advantages Project), Series 1995,
                 5.800%, 12/01/20

        3,400   Housing Authority of DeKalb County, Georgia, Multifamily Housing      1/05 at 102.00          AAA         3,578,670
                 Revenue Bonds (The Lakes at Indian Creek Apartments Project),
                 Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

          945   Housing Authority of the City of Decatur, Georgia, Mortgage Revenue   1/03 at 102.00          AAA           961,566
                 Refunding Bonds (FHA-Insured  Mortgage Loan - Park Trace
                 Apartments - Section 8 Assisted Project), Series 1992A,
                 6.450%, 7/01/25

        2,000   Housing Authority of the City of Lawrenceville, Georgia,             12/10 at 100.00          AAA         2,049,880
                 Multifamily Housing Senior Revenue Bonds, Brisben Greens of
                 Hillcrest II Project, Series 2000A-1, 5.800%, 12/01/33 (Alternative
                 Minimum Tax)

        3,000   Macon-Bibb County Urban Development Authority, Georgia,               1/04 at 103.00          AAA         3,054,510
                 Multifamily Housing Refunding Revenue Bonds, Series 1997A,
                 5.550%, 1/01/24

        1,500   Housing Authority of the City of Marietta, Georgia, Multifamily      10/06 at 102.00          AAA         1,541,565
                 Housing Revenue Bonds (GNMA Collateralized - Country Oaks
                 Apartments), Series 1996, 6.150%, 10/20/26 (Alternative
                 Minimum Tax)

                                       14

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.8%

$         255   Housing Authority of Fulton County, Georgia, Single Family            3/05 at 102.00          AAA        $  263,061
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1995A, 6.550%, 3/01/18 (Alternative
                 Minimum Tax)

        2,995   Georgia Housing and Finance Authority, Single Family Mortgage        12/10 at 100.00          AAA         3,053,163
                 Bonds, 2001 Series A (Subseries A-2), 5.700%, 12/01/31
                 (Alternative Minimum Tax)

          900   Georgia Housing and Finance Agency, Single Family Mortgage           12/11 at 100.00          AAA           910,512
                 Bonds, 2002 Series B-2, 5.350%, 12/01/22 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.9%

          500   Savannah Economic Development Authority, Georgia, Revenue             7/12 at 100.00          AAA           502,060
                 Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.9%

        2,500   Forsyth County School District, Georgia, General Obligation           2/10 at 102.00          Aa2         2,699,475
                 Bonds, Series 1999, 5.750%, 2/01/19

        1,500   Gwinnett County School District, Georgia, General Obligation          2/13 at 100.00          Aaa         1,586,325
                 Bonds, Series 2002 Refunding,  5.000%, 2/01/15 (WI, settling
                 12/05/02)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.3%

        3,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,          10/19 at 100.00          AAA         3,274,680
                 Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26

        2,600   Macon-Bibb County Urban Development Authority, Georgia, County        8/12 at 101.00           AA         2,796,664
                 of Bibb Public Facilities Projects, Series 2002A, Revenue
                 Refunding Bonds, 5.375%, 8/01/17

        1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales            No Opt. Call          AAA         1,182,070
                 Tax Revenue Bonds, Refunding Series P, 6.250%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.1%

        1,000   City of Atlanta, Georgia, Airport Facilities Revenue Refunding          No Opt. Call          AAA         1,161,710
                 Bonds, Series 1994A, 6.500%, 1/01/09


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 0.2%

           85   Municipal Electric Authority of Georgia, Project One Special            No Opt. Call        A+***            99,144
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.7%

          885   Coweta County Development Authority, Georgia, Revenue Bonds,          1/13 at 100.00          Aaa           930,613
                 Newnan Water, Sewer and  Light Commission Project,
                 Series 2002, 5.250%, 1/01/18

        1,900   Municipal Electric Authority of Georgia, General Power Revenue        1/03 at 100.00          AAA         1,904,332
                 Bonds, 1992B Series, 5.500%, 1/01/18 (Pre-refunded to 1/01/03)

        1,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,           No Opt. Call          AAA         1,113,860
                 Series Z, 5.500%, 1/01/20

        1,665   Municipal Electric Authority of Georgia, Project One Special            No Opt. Call           A+         1,901,680
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09

        1,000   Development Authority of Monroe County, Georgia, Pollution              No Opt. Call          AAA         1,041,580
                 Control Revenue Bonds, Georgia Power Company Scherer Plant
                 Project, Series 2001, 4.200%, 1/01/12 (Mandatory put 12/01/08)

                                       15


                              Nuveen Georgia Premium Income Municipal Fund (NPG) (continued)
                                    Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 22.8%

                Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002:
$         500    5.000%, 10/01/16                                                    10/12 at 100.00          AAA        $  520,275
        1,990    5.000%, 10/01/17                                                    10/12 at 100.00          AAA         2,072,306

        3,500   Coweta County Water and Sewer Authority, Georgia, Revenue             6/11 at 102.00          Aaa         3,580,885
                 Bonds, Series 2001, 5.250%, 6/01/26

        2,500   DeKalb County, Georgia, Water and Sewerage Bonds, Series 2000,       10/10 at 101.00           AA         2,514,300
                 5.125%, 10/01/31

        2,685   Harris County, Georgia, Water System Revenue Bonds, Series 2002,     12/12 at 100.00          Aaa         2,580,902
                 4.750%, 12/01/27 (WI, settling 12/05/02)

        1,000   City of Milledgeville, Georgia, Water and Sewerage Revenue and          No Opt. Call          AAA         1,145,120
                 Refunding Bonds, Series 1996, 6.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      76,205   Total Long-Term Investments (cost $75,927,723) - 144.6%                                                  78,747,287
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.4%                                                                      3,513,035
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                        (27,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,460,322
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       16


                              Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
                              Portfolio of
                                      INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 3.5%

$       1,000   Richmond County Development Authority, Georgia, Environmental         2/12 at 101.00          BBB        $1,003,300
                 Improvement Revenue Bonds, International Paper Company
                 Project Refunding, Series 2002A, 6.000%, 2/01/25 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.6%

        1,000   Cartersville Development Authority, Georgia, Waste and Wastewater     2/12 at 100.00           A+         1,030,970
                 Facilities Revenue Bonds, Anheuser Busch Cos. Inc. Project,
                 Series 2002 Refunding, 5.950%, 2/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.2%

        1,200   Atlanta Development Authority, Georgia, Revenue Bonds, Yamacraw       1/12 at 100.00          AAA         1,205,400
                 Design Center Project, Series 2001A, 5.125%, 1/01/27

        1,620   Bulloch County Development Authority, Georgia, Student Housing        8/12 at 100.00          Aaa         1,641,595
                 Lease Revenue Bonds, Georgia Southern University Project,
                 Series 2002, 5.000%, 8/01/20

        1,485   Fulton County Development Authority, Georgia, Georgia Tech            4/12 at 100.00          AAA         1,504,260
                 Athletic Association Revenue Bonds, Series 2001,
                 5.000%, 10/01/20

        1,225   Private Colleges and University Authority, Georgia, Emory             9/11 at 100.00           AA         1,214,747
                 University Revenue Bonds, Series 2001A, 5.000%, 9/01/31

        1,250   Private Colleges and Universities Authority, Georgia, Mercer         10/11 at 102.00           A3         1,289,063
                 University Project, Revenue Bonds, Series 2001, 5.750%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.0%

        1,000   Hospital Authority of Clarke County, Georgia, Hospital Revenue        1/12 at 101.00          AAA         1,044,290
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.375%, 1/01/19

        1,250   Hospital Authority of Gainesville and Hall County, Georgia,           5/11 at 100.00           A-         1,217,538
                 Revenue Anticipation Certificates  (Northeast Georgia Health
                 System, Inc. Project), Series 2001, 5.500%, 5/15/31

        1,900   Hospital Authority of Gwinnett County, Georgia, Revenue               2/12 at 102.00          AAA         1,943,757
                 Anticipation Certificates, Gwinnett Hospital System, Inc.,
                 Series 1997B, 5.300%, 9/01/27

        2,000   Hospital Authority of Valdosta and Lowndes County, Georgia,          10/12 at 101.00          AAA         2,021,440
                 South Georgia Medical Center Project Revenue Certificates,
                 Series 2002, 5.250%, 10/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.3%

        1,000   Housing Authority of DeKalb County, Georgia, Multifamily              8/11 at 103.00          Aaa         1,010,220
                 Housing Revenue Bonds, GNMA Collateralized, Castaways
                 Apartments Project, Series 2001A, 5.400%, 2/20/29

        1,000   Housing Authority of DeKalb County, Georgia, Multifamily             12/11 at 103.00          Aaa         1,022,540
                 Housing Revenue Bonds, GNMA Collateralized, Snapwoods
                 Apartments Project, Series 2001A, 5.500%, 12/20/32

        1,400   Housing Authority of Savannah, Georgia, Multifamily Housing           8/16 at 100.00          Aaa         1,449,266
                 Revenue Refunding Bonds, Chatham Gardens Project,
                 Series 2001, 5.625%, 8/01/31 (Alternative Minimum Tax)
                 (Mandatory put 2/01/19)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 16.6%

        2,000   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00          AAA         2,029,840
                 Bonds, 2002 Series A (Subseries A-2), 5.450%, 12/01/22
                 (Alternative Minimum Tax)

          650   Georgia Housing and Finance Agency, Single Family Mortgage           12/11 at 100.00          AAA           657,592
                 Bonds, 2002 Series B-2, 5.350%, 12/01/22 (Alternative
                 Minimum Tax)

        2,025   Georgia Housing and Finance Authority, Single Family Mortgage        12/12 at 100.00          AAA         2,026,235
                 Bonds, 2002 Series C-2, 5.300%, 6/01/33 (Alternative
                 Minimum Tax) (WI, settling 1/09/03)

                                       17


                              Nuveen Georgia Dividend Advantage Municipal Fund (NZX) (continued)
                                    Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIAL/OTHER - 2.7%

$         750   Savannah Economic Development Authority, Georgia, GTREP               7/12 at 100.00          AAA        $  765,143
                 Project, Revenue Bonds, Series 2002, 5.000%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.0%

        2,000   State of Georgia, General Obligation Bonds, Series 2002D,             8/12 at 100.00          AAA         2,070,460
                  5.000%, 8/01/18

        1,000   Gwinnett County School District, Georgia, General Obligation          2/13 at 100.00          Aaa         1,057,550
                 Bonds, Series 2002 Refunding, 5.000%, 2/01/15
                 (WI, settling 12/05/02)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.4%

        1,525   Macon-Bibb County Urban Development Authority, Georgia, County        8/12 at 101.00           AA         1,624,247
                 of Bibb Public Facilities Projects, Revenue Refunding Bonds,
                 Series 2002A, 5.000%, 8/01/14

        1,000   Rockdale County Water and Sewerage Authority, Georgia, Revenue        1/10 at 101.00          AAA         1,027,660
                 Bonds, Series 1999A, 5.375%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.8%

        1,000   City of Atlanta, Georgia, Airport General Revenue and Refunding       1/10 at 101.00          AAA         1,066,940
                 Bonds, Series 2000A, 5.400%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.0%

        1,500   Coweta County Development Authority, Georgia, Revenue Bonds,          1/13 at 100.00          Aaa         1,577,310
                 Newnan Water and Sewer and Light Commission Project,
                 Series 2002, 5.250%, 1/01/18

        1,000   City of Elberton, Georgia, Combined Utility System Refunding          1/12 at 100.00          Aaa         1,003,940
                 and Improvement Revenue Bonds, Series 2001, 5.000%, 1/01/22

        1,250   Municipal Electric Authority of Georgia, Combustion Turbine          11/12 at 100.00          AAA         1,293,438
                 Revenue Project Bonds, Series 2002A, 5.250%, 11/01/20

        1,200   Summerville, Georgia, Combined Public Utility Revenue Refunding       1/12 at 101.00         Baa3         1,218,744
                 and Improvement Bonds, Series 2002, 5.750%, 1/01/26


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.5%

        2,065   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/12 at 100.00          AAA         2,148,736
                 Series 2002, 5.000%, 10/01/16

        1,395   Macon Water Authority, Georgia, Water and Sewer Revenue Bonds,       10/11 at 101.00          AA-         1,402,991
                 Series 2001B, 5.000%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      38,690   Total Long-Term Investments (cost $39,306,844) - 139.6%                                                  39,569,212
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.5%

        1,000   Residential Care Facility for the Elderly Authority of Fulton County,                        A-1+         1,000,000
                 Georgia, Refunding Revenue Bonds, Lenbrook Square
                 Foundation Inc., Variable Rate Demand Bonds, Series 1996,
                 1.250%, 1/01/18+
------------------------------------------------------------------------------------------------------------------------------------
$       1,000   Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 9.8%                                                                      2,782,689
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $28,351,901
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       18


                              Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
                              Portfolio of
                                      INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.6%

$       1,000   Richmond County Development Authority, Georgia, Environmental         2/11 at 101.00          BBB        $1,023,700
                 Improvement Revenue Bonds, International Paper Company
                 Project, Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.8%

                Athens-Clarke County Unified Government Development Authority,
                Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC
                Building LLC Project, Series 2002:
        1,225    5.000%, 12/15/18                                                    12/12 at 100.00          AAA         1,259,570
        1,240    5.000%, 12/15/19                                                    12/12 at 100.00          AAA         1,266,003

        1,050   Fulton County Development Authority, Georgia, TUFF Morehouse          2/12 at 100.00          AAA         1,040,907
                 Project, Series 2002A, 5.000%, 2/01/34

        1,315   Private Colleges and Universities Authority, Georgia, Emory           9/11 at 100.00           AA         1,321,614
                 University Revenue Bonds, Series 2001A, 5.125%, 9/01/33

        1,250   Private Colleges and Universities Authority, Georgia, Mercer         10/11 at 102.00           A3         1,289,063
                 University Project, Revenue Bonds, Series 2001, 5.750%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.4%

        2,000   Hospital Authority of Clarke County, Georgia, Hospital Revenue        1/12 at 101.00          AAA         1,996,900
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.125%, 1/01/32

                Hospital Authority of Floyd County, Georgia, Revenue
                Anticipation Certificates, Floyd Medical Center Project, Series
                2002:
        1,480    5.000%, 7/01/22                                                      7/12 at 101.00          Aaa         1,462,640
        1,000    5.200%, 7/01/32                                                      7/12 at 101.00          Aaa         1,005,580

        1,250   Hospital Authority of Gainesville and Hall County, Georgia, Revenue   5/11 at 100.00           A-         1,217,538
                 Anticipation Certificates, Northeast Georgia Health System,
                 Inc. Project, Series 2001, 5.500%, 5/15/31

        3,000   Glynn-Brunswick Memorial Hospital Authority, Revenue                  8/06 at 102.00          AAA         3,242,400
                 Anticipation Certificates, Southeast Georgia Health Systems
                 Project, Series 1996, 5.250%, 8/01/13

        1,945   Tift County Hospital Authority, Georgia, Revenue Anticipation Bonds, 12/12 at 101.00          Aaa         2,001,541
                 Tift Regional Medical Center, Series 2002, 5.250%, 12/01/19
                 (WI, settling 12/11/02)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.6%

        2,455   Georgia Housing and Finance Authority, Single Family Mortgage         6/11 at 100.00          AAA         2,476,309
                 Bonds, 2001 Series B (Subseries B-2), 5.400%, 12/01/31
                 (Alternative Minimum Tax)

        1,700   Georgia Housing and Finance Authority, Single Family Mortgage        12/12 at 100.00          AAA         1,696,617
                 Bonds, 2002 Series C-2, 5.100%, 12/01/22 (Alternative
                 Minimum Tax) (WI, settling 12/05/02)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.3%

          750   State of Georgia, General Obligation Bonds, Series 1998D,               No Opt. Call          AAA           826,320
                 5.250%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 37.7%

        6,085   Chicago Park District, Illinois, General Obligation and Parking       1/13 at 100.00          AAA         6,091,876
                 Revenue Bonds, Series 2002A Refunding, 5.000%, 1/01/21
                 (WI, settling 12/10/02)

        1,620   Georgia Local Government, Certificates of Participation, Grantor        No Opt. Call          AAA         1,556,107
                 Trust, Series A, 4.750%, 6/01/28

          750   Georgia Municipal Association, Inc., Certificates of Participation,   1/12 at 101.00          AAA           761,693
                 City of Atlanta Court Project, Series 2002, 5.125%, 12/01/21

        3,600   State of Illinois, Sales Tax Revenue Bonds, FIRST Series 2002,        6/13 at 100.00          AAA         3,607,236
                 5.000%, 6/15/22

        2,500   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales            No Opt. Call          AAA         2,955,175
                 Tax Revenue Bonds, Refunding Series P, 6.250%, 7/01/20

        5,000   Puerto Rico Public Buildings Authority, Guaranteed Government           No Opt. Call          AAA         5,322,150
                 Facilities Revenue Bonds, Series 2002F Refunding,
                 5.250%, 7/01/21

                                       19


                              Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) (continued)
                                    Portfolio of INVESTMENTS November 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Puerto Rico Municipal Finance Agency, General Obligations
                Bonds, 2002 Series A:
$         800    5.250%, 8/01/21 (WI, settling 12/05/02)                              8/12 at 100.00          AAA        $  834,144
        2,500    5.000%, 8/01/27 (WI, settling 12/05/02)                              8/12 at 100.00          AAA         2,516,800


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.9%

        1,900   City and County of Denver, Colorado, Airport System Revenue          11/12 at 100.00          AAA         1,837,813
                 Refunding Bonds, Series 2002E,  5.000%, 11/15/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 0.9%

          525   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00          AAA           580,351
                 Series 1999A, 5.000%, 11/01/38 (Pre-refunded to 5/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.3%

        2,000   Georgia Municipal Electric Authority, General Power Revenue           1/13 at 100.00          AAA         2,064,720
                 Bonds, Series 2002A, 5.000%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 20.9%

        3,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/12 at 100.00          AAA         2,964,000
                 Series 2001A, 5.000%, 11/01/39

        3,500   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/12 at 100.00          AAA         3,479,070
                 Series 2002, 5.000%, 10/01/27

        2,500   DeKalb County, Georgia, Water and Sewerage Bonds,                    10/10 at 101.00           AA         2,576,225
                 Series 2000, 5.375%, 10/01/35

          950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             7/08 at 101.00          AAA           981,141
                 Series 1998, 5.000%, 1/01/16

        3,100   Harris County, Georgia, Water System Revenue Bonds, Series 2002,     12/12 at 100.00          Aaa         3,115,746
                 5.000%, 12/01/22 (WI, settling 12/05/02)
------------------------------------------------------------------------------------------------------------------------------------
$      62,990   Total Long-Term Investments (cost $65,638,491) - 102.4%                                                  64,370,949
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 26.1%
        8,000   Chester County Industrial Development Authority, Pennsylvania,                             VMIG-1         8,000,000
                 Archdiocese of Philadelphia, Revenue Bonds, Series 2001,
                 Variable Rate Demand Bonds, 1.200%, 7/01/31+

        2,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                               VMIG-1         2,000,000
                 Regional Medical Center, Variable Rate Demand Bonds,
                 Series 1995, 1.250%, 5/01/22+

        1,200   Monroe County Development Authority, Georgia, Pollution Control                            VMIG-1         1,200,000
                 Revenue Bonds, Georgia Power Company, Scherer Plant,
                 Series 1997, Variable Rate Demand Obligations, 1.300%, 9/01/29+

        5,200   Puerto Rico Government Development Bank, Adjustable                                        VMIG-1         5,200,000
                 Refunding Bonds, Series 1985, Variable Rate Demand Bonds,
                 1.020%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$      16,400   Total Short-Term Investments (cost $16,400,000)                                                          16,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 24.0%                                                                    15,076,593
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                        (33,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $62,847,542
                ====================================================================================================================



                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       20


                              Nuveen North Carolina Premium Income Municipal Fund (NNC)
                              Portfolio of
                                      INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 4.4%

$       2,100   Haywood County Industrial Facilities and Pollution Control           12/05 at 102.00          BBB       $ 2,038,764
                 Financing Authority, North Carolina, Environmental Improvement
                 Revenue Bonds, Champion International Corporation Project,
                 Series 1995A, 5.750%, 12/01/25 (Alternative Minimum Tax)

        2,000   Haywood County Industrial Facilities and Pollution Control Financing  3/06 at 102.00         Baa2         2,019,140
                 Authority, North Carolina, Pollution Control Revenue Refunding
                 Bonds, Champion International Corporation Project,
                 Series 1995, 6.000%, 3/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.6%

                State of North Carolina, State Education Assistance Authority,
                Guaranteed Student Loan Revenue Bonds, 1995 Series A
                (Subordinate Lien):
        1,000    6.050%, 7/01/10 (Alternative Minimum Tax)                            7/05 at 102.00           A2         1,048,530
        2,400    6.300%, 7/01/15 (Alternative Minimum Tax)                            7/05 at 102.00           A2         2,502,432

        5,875   State of North Carolina, State Education Assistance Authority         7/06 at 102.00           A2         6,158,116
                 (a political subdivision of the state of North Carolina),
                 Guaranteed Student Loan Revenue Bonds, 1996 Series C
                 (Subordinate Lien), 6.350%, 7/01/16 (Alternative Minimum Tax)

        1,000   University of North Carolina System, Pool Revenue Bonds,             10/12 at 100.00          AAA         1,041,020
                 Series 2002A Refunding, 5.375%, 4/01/22

        1,675   University of North Carolina at Wilmington, General Revenue           1/12 at 101.00          Aaa         1,687,479
                 Bonds, Series 2002A, 5.000%, 1/01/23


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 35.9%

        5,630   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00           AA         5,404,012
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

                North Carolina Medical Care Commission, Healthcare Facilities
                Revenue Bonds, Union Regional Medical Center Project, Series
                2002A:
        1,000    5.500%, 1/01/19                                                      1/12 at 100.00            A         1,021,100
          550    5.500%, 1/01/20                                                      1/12 at 100.00            A           558,421
        1,750    5.375%, 1/01/32                                                      1/12 at 100.00            A         1,720,828

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        10/09 at 101.00            A         2,129,020
                 Revenue Bonds, Stanley Memorial Hospital Project,
                 Series 1999, 6.375%, 10/01/29

        4,500   North Carolina Medical Care Commission, Healthcare Facilities        10/11 at 101.00          AAA         4,461,750
                 Revenue Bonds, WakeMed Project, Series 2001, 5.000%, 10/01/32

        3,000   North Carolina Medical Care Commission, Hospital Revenue              5/03 at 101.00          AA-         3,036,030
                 Refunding Bonds, Carolina Medicorp Project, Series 1992,
                 5.500%, 5/01/15

        3,615   North Carolina Medical Care Commission, Hospital Revenue             10/08 at 101.00           AA         3,354,322
                 Bonds, FirstHealth of the Carolinas Project, Series 1998,
                 4.750%, 10/01/26

        3,000   North Carolina Medical Care Commission, Hospital Revenue              6/12 at 101.00            A         2,949,870
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.375%, 6/01/32

        5,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00           AA         4,986,350
                 Revenue Bonds, Mission-Saint Joseph Health System,
                 Series 2001, 5.250%, 10/01/31

        3,340   Board of Governors of The University of North Carolina,               2/06 at 102.00           AA         3,349,519
                 University of North Carolina Hospitals at Chapel Hill,
                 Revenue Bonds, Series 1996, 5.250%, 2/15/26

                                       21


                              Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)
                                    Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.4%

$       1,000   Housing Authority of the City of Asheville, North Carolina,          11/07 at 102.00          AAA        $1,012,490
                 Multifamily Housing Revenue Bonds (GNMA-Collateralized -
                 Woodridge Apartments), Series 1997, 5.800%, 11/20/39
                 (Alternative Minimum Tax)

        1,000   City of Charlotte, North Carolina, Mortgage Revenue Refunding         1/03 at 105.00          AAA         1,029,110
                 Bonds (FHA-Insured Mortgage Loan-Tryon Hills Apartments
                 Project), Series 1993A, 5.875%, 1/01/25

        3,000   County of Mecklenburg, North Carolina, Multifamily Housing            1/12 at 102.00          AAA         3,039,690
                 Revenue Bonds, Sycamore Green Apartments, Series 2001,
                 5.500%, 1/15/35 (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (FHA-Insured Mortgage Loan Resolution), Series 1993:
          650    5.800%, 7/01/14                                                      1/03 at 102.00           AA           656,442
        1,000    5.900%, 7/01/26                                                      1/03 at 102.00           AA         1,013,100


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 17.0%

        3,395   North Carolina Housing Finance Agency, Single Family Revenue          3/04 at 102.00           AA         3,507,510
                 Bonds, Series X (1985 Resolution), 6.700%, 9/01/26
                 (Alternative Minimum Tax)

        6,455   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00           AA         6,726,885
                 Revenue Bonds, Series 6A (1998 Trust Agreement),
                 6.200%, 1/01/29 (Alternative Minimum Tax)

        3,575   North Carolina Housing Finance Agency, Single Family Revenue          3/06 at 102.00           AA         3,679,676
                 Bonds, Series HH (1985 Resolution), 6.300%, 3/01/26
                 (Alternative Minimum Tax)

        1,640   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00          AAA         1,652,907
                 Program Bonds, Series 10A (1998 Trust Agreement),
                 5.400%, 7/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.3%

        1,890   County of Craven, North Carolina, General Obligation Bonds,           5/12 at 101.00          AAA         1,930,748
                 Series 2002, 5.000%, 5/01/21

        4,285   County of Durham, North Carolina, General Obligation Public           4/12 at 100.00          AAA         4,494,965
                 Improvement Bonds, Series 2002B,5.000%, 4/01/16

        4,500   State of North Carolina, General Obligation Bonds,                    9/10 at 102.00          AAA         4,810,500
                 Series 2000A, 5.100%, 9/01/16


v-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.9%

        1,330   County of Cabarrus, North Carolina, Certificates of Participation,    2/13 at 100.00          AA-         1,406,714
                 Series 2002, 5.250%, 2/01/17

        6,000   City of Charlotte, North Carolina, Refunding Certificates of         12/03 at 102.00          AAA         6,200,880
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

                City of Charlotte, North Carolina, Storm Water Fee Revenue
                Bonds, Series 2002:
        1,050    5.250%, 6/01/20                                                      6/12 at 101.00          AA+         1,092,588
        1,750    5.000%, 6/01/25                                                      6/12 at 101.00          AA+         1,750,700

        2,180   City of Concord, North Carolina, Certificates of Participation,       6/06 at 102.00          AAA         2,425,403
                 Series 1996A, 6.125%, 6/01/21

          750   Johnston County Finance Corporation, North Carolina, Installment      8/09 at 101.00          AAA           769,703
                 Payment Revenue Bonds, School and Museum Projects,
                 Series 1999, 5.250%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.8

        4,450   Raleigh Durham Airport Authority, North Carolina, Airport Revenue     5/11 at 101.00          Aaa         4,379,601
                 Bonds, Series 2001A, 5.000%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 13.2%

        4,000   City of Charlotte, North Carolina, Water and Sewer System             6/10 at 101.00          AAA         4,473,920
                 Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded
                 to 6/01/10)

        2,000   City of Charlotte, North Carolina, Storm Water Fee Revenue Bonds,     6/10 at 101.00       AA+***         2,332,140
                 Series 2000, 6.000%, 6/01/25 (Pre-refunded to 6/01/10)

        2,475   North Carolina Municipal Power Agency Number 1, Catawba                 No Opt. Call          AAA         3,154,313
                 Electric Revenue Bonds, Series 1980, 10.500%, 1/01/10

        2,000   Orange County, North Carolina, General Obligation School Bonds,       2/04 at 102.00       AA+***         2,130,680
                 Series 1994, 5.500%, 2/01/11 (Pre-refunded to 2/01/04)

                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.9%

$       2,900   City of Fayetteville, North Carolina, Public Works Commission,        3/07 at 101.00          AAA        $2,918,589
                 Revenue Bonds, Series 1997, 5.125%, 3/01/24

        2,600   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 102.00          BBB         2,621,476
                 Revenue Bonds, Series 1993-D, \ 5.600%, 1/01/16

        1,000   North Carolina Eastern Municipal Power Agency, Power System           9/03 at 102.50          BBB         1,028,320
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

        4,000   North Carolina Municipal Power Agency Number 1, Catawba               1/10 at 101.00         BBB+         4,251,400
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        1,000   Wake County Industrial Facilities and Pollution Control Financing     2/12 at 101.00           A3         1,029,570
                 Authority, North Carolina Revenue Refunding Bonds, Carolina
                 Power and Light Company Project, Series 2002 Refunding,
                 5.375%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.6%

        2,350   Orange Water and Sewer Authority, North Carolina, Water and           7/03 at 102.00          Aa1         2,427,950
                 Sewer System Revenue and Revenue Refunding Bonds,
                 Series 1993, 5.200%, 7/01/16

                Thomasville, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2002:
          370    5.000%, 5/01/20                                                      5/12 at 101.00          AAA           379,202
          390    5.000%, 5/01/21                                                      5/12 at 101.00          AAA           395,842
        1,250    5.125%, 5/01/27                                                      5/12 at 101.00          AAA         1,262,725

        2,180   County of Union, North Carolina, Enterprise Systems Revenue           6/06 at 102.00          AAA         2,253,595
                 Bonds, Series 1996, 5.500%, 6/01/21

        2,000   Winston-Salem, North Carolina, Water and Sewer System                 6/12 at 100.00          AAA         2,057,160
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/18
                 (WI, settling 12/04/02)
------------------------------------------------------------------------------------------------------------------------------------
$     129,850   Total Long-Term Investments (cost $127,821,546) - 146.0%                                                133,763,197
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.8%

        1,000   Guilford County, North Carolina, General Obligation Bonds,                                 VMIG-1         1,000,000
                 Series 2002C, Variable Rate Demand Obligations,
                 1.200%, 10/01/21+

        3,400   North Carolina Capital Facilities Financing Agency, Exempt                                 VMIG-1         3,400,000
                 Facilities Revenue Bonds, Republic Services, Inc. Project,
                 Series 2001, Variable Rate Demand Obligations, 1.350%, 12/01/21+
------------------------------------------------------------------------------------------------------------------------------------
$       4,400   Total Short-Term Investments (cost $4,400,000)                                                            4,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        278,663
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.1)%                                                        (46,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $91,641,860
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       23

                              Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
                              Portfolio of
                                      INVESTMENTS November 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 4.6%

$         750   Columbus County, North Carolina, Industrial Facilities and Pollution  4/07 at 102.00          BBB       $   762,300
                 Control Financing Authority, Environmental Improvement
                 Revenue Bonds, 1997 Series A, International Paper Company
                 Project, 6.150%, 4/01/21 (Alternative Minimum Tax)

          750   Columbus County, North Carolina, Industrial Facilities and           12/07 at 102.00          BBB           752,603
                 Pollution Control Financing Authority, Solid Waste Disposal
                 Revenue Bonds, International Paper Company Project,
                 Series 1996A Refunding, 5.800%, 12/01/16 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 27.6%

          500   North Carolina Capital Facilities Finance Agency, Educational         9/11 at 101.00           A3           499,960
                 Facilities Revenue Bonds, High Point University Project,
                 Series 2001, 5.125%, 9/01/18

        2,250   North Carolina Capital Facilities Finance Agency, Revenue Bonds,     10/11 at 100.00          AA+         2,269,418
                 Duke University Project, Series 2001A, 5.125%, 10/01/26

        1,750   University of North Carolina at Chapel Hill, General Revenue          6/11 at 100.00          AA+         1,750,595
                 Bonds, Series 2001A, 5.000%, 12/01/25

        1,845   University of North Carolina at Chapel Hill, General Revenue            No Opt. Call          AA+         2,001,530
                 Bonds, Series 2002B, 5.000%, 12/01/11

        2,450   University of North Carolina System, Pool Revenue Bonds,             10/12 at 100.00          AAA         2,621,770
                 Series 2002A Refunding, 5.375%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.4%

        1,110   North Carolina Medical Care Commission, Healthcare Facilities         1/12 at 100.00            A         1,140,214
                 Revenue Bonds, Union Regional Medical Center Project,
                 Series 2002A, 5.250%, 1/01/15

        2,500   North Carolina Medical Care Commission, Healthcare Revenue            5/07 at 100.00          AA-         2,498,225
                 Bonds, Carolina Medicorp Project, Series 1996, 5.250%, 5/01/26

        1,500   North Carolina Medical Care Commission, Hospital Revenue              6/12 at 101.00            A         1,472,175
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.250%, 6/01/22

        2,000   North Carolina Medical Care Commission, Health System Revenue        10/11 at 101.00           AA         1,994,540
                 Bonds, Mission-Saint Joseph Health System, Series 2001,
                 5.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.5%

        2,250   Housing Authority of the City of Durham, North Carolina,              6/11 at 100.00          AAA         2,286,653
                 Multifamily Housing Revenue Bonds,  Naples Terrace Apartments
                 Project, FNMA Guaranteed, Series 2001, 5.700%, 6/01/33
                 (Alternative Minimum Tax)

        2,500   County of Mecklenburg, North Carolina, Multifamily Housing            1/12 at 102.00          AAA         2,533,075
                 Revenue Bonds, Sycamore Green Apartments, Series 2001,
                 5.500%, 1/15/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.2%

        2,975   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00           AA         3,033,816
                 Revenue Bonds, Series 5A (1998 Trust Agreement),
                 5.625%, 7/01/30 (Alternative Minimum Tax)

          655   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00          AAA           660,155
                 Program Bonds, Series 10A (1998 Trust Agreement),
                 5.400%, 7/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.8%

          900   North Carolina Medical Care Commission, Healthcare Facilities         4/11 at 101.00          N/R           920,700
                 Revenue Bonds, First Mortgage, Salemtowne Project,
                 Series 2001, 6.625%, 4/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.3%

        2,500   County of Mecklenburg, North Carolina, General Obligation             4/10 at 101.50          AAA         2,688,025
                 Public Improvement Bonds, Series 2000D, 5.000%, 4/01/13

          400   Raleigh, North Carolina, General Obligation Bonds, Series 2002,       6/12 at 100.00          AAA           408,036
                 5.000%, 6/01/21

                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.8%

$       1,330   County of Cabarrus, North Carolina, Certificates of Participation,    2/13 at 100.00          AA-        $1,426,904
                 Series 2002, 5.250%, 2/01/15

        1,870   County of Dare, North Carolina, Certificates of Participation,       12/12 at 100.00          AAA         2,009,278
                 Series 2002, 5.250%, 6/01/15 (WI, settling 12/04/02)

        1,360   County of Duplin, North Carolina, Certificates of Participation,        No Opt. Call          AAA         1,467,168
                 Series 2002 Refunding, 5.000%, 9/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.8%

        1,530   Raleigh Durham Airport Authority, North Carolina, Airport Revenue     5/11 at 101.00          Aaa         1,601,114
                 Bonds, Series 2001A, 5.250%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.0%

                City of Greenville Utilities Commission, North Carolina,
                Combined Enterprise System Revenue Bonds, Series 2001:
        1,000    5.250%, 9/01/20                                                      9/11 at 101.00          AAA         1,036,620
          500    5.250%, 9/01/21                                                      9/11 at 101.00          AAA           515,165

        2,500   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 100.00          AAA         2,505,925
                 Revenue Bonds, Refunding Series 1993B, 5.500%, 1/01/17

        1,000   North Carolina Eastern Municipal Power Agency, Power System           1/09 at 102.00          BBB         1,020,090
                 Revenue Bonds, Series 1999B Refunding, 5.650%, 1/01/16

        1,500   Wake County Industrial Facilities and Pollution Control Financing     2/12 at 101.00           A3         1,544,355
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company Project, Series 2002 Refunding,
                 5.375%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 33.4%

        2,290   Broad River Water Authority, North Carolina, Water System             6/10 at 101.00          Aaa         2,365,707
                 Revenue Bonds, Series 2000, 5.375%, 6/01/26

        2,250   City of Charlotte, North Carolina, Water and Sewer System             6/11 at 101.00          AAA         2,285,865
                 Revenue Bonds, Series 2001, 5.125%, 6/01/26

                City of Greensboro, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001A:
          500    5.125%, 6/01/20                                                      6/11 at 101.00          AA-           511,405
          500    5.125%, 6/01/21                                                      6/11 at 101.00          AA-           508,350

        2,500   City of Kannapolis, North Carolina, Water and Sewer Revenue           2/12 at 101.00          AAA         2,502,725
                 Bonds, Series 2001B, 5.250%, 2/01/26 (Alternative Minimum Tax)

        2,775   Winston-Salem, North Carolina, Water and Sewer System Revenue         6/12 at 100.00          AAA         2,873,732
                  Bonds, Series 2002A, 5.000%, 6/01/17 (WI, settling 12/04/02)
------------------------------------------------------------------------------------------------------------------------------------
$      52,990   Total Long-Term Investments (cost $53,736,339) - 164.4%                                                  54,468,193
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (13.1)%                                                                  (4,339,749)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (17,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $33,128,444
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       25


                              Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
                              Portfolio of
                                      INVESTMENTS November 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 4.5%

$       1,400   Haywood County Industrial Facilities and Pollution Control           10/03 at 102.00          BBB        $1,368,500
                 Financing Authority, North Carolina, Solid Waste Disposal
                 Revenue Bonds, Champion International Corporation Project,
                 Series 1993, 5.500%, 10/01/18 (Alternative Minimum Tax)

        1,100   Northampton County Industrial Facilities and Pollution Control        2/11 at 101.00          BBB         1,121,912
                 Financing Authority, North Carolina, Environmental Improvement
                 Revenue Bonds, International Paper Company Project, Series 2001A,
                 6.200%, 2/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.9%

                Appalachian State University, North Carolina, Housing and
                Student Center System Revenue Bonds, Series 2001 Refunding:
          600    5.125%, 7/15/24                                                      1/11 at 101.00          Aaa           606,150
          200    5.125%, 7/15/27                                                      1/11 at 101.00          Aaa           201,554

                Appalachian State University, North Carolina, Housing and
                Student Center System Revenue Bonds, Series 2002 Refunding:
        1,000    5.000%, 7/15/13                                                      7/12 at 100.00          Aaa         1,069,720
        1,040    5.000%, 7/15/14                                                      7/12 at 100.00          Aaa         1,099,790
        1,000    5.000%, 7/15/15                                                      7/12 at 100.00          Aaa         1,047,830

        4,750   North Carolina Capital Facilities Financing Agency, Revenue          10/11 at 100.00          AA+         4,790,993
                 Bonds, Duke University Project, Series 2001A, 5.125%, 10/01/26

        1,840   University of North Carolina at Chapel Hill, General Revenue            No Opt. Call          AA+         1,996,106
                 Bonds, Series 2002B, 5.000%, 12/01/11

          400   Board of Governors of the University of North Carolina at             4/11 at 101.00          AAA           426,892
                 Greensboro, General Revenue and Revenue Refunding Bonds,
                 Series 2002B, 5.375%, 4/01/17

                University of North Carolina System, Pool Revenue Bonds,
                Series 2002A Refunding:
        1,155    5.375%, 4/01/16                                                     10/12 at 100.00          AAA         1,243,600
        1,100    5.375%, 4/01/19                                                     10/12 at 100.00          AAA         1,160,984


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.9%

        4,000   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00           AA         3,839,440
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

        2,225   New Hanover County, North Carolina Hospital Revenue Bonds,           10/03 at 102.00          AAA         2,154,757
                 New Hanover Regional Medical Center Project, Series 1993,
                 4.750%, 10/01/23

        1,005   North Carolina Medical Care Commission, Healthcare Facilities         1/12 at 100.00            A         1,053,421
                 Revenue Bonds, Union Regional Medical Center Project,
                 Series 2002A, 5.250%, 1/01/13

        1,000   North Carolina Medical Care Commission, Healthcare Facilities        10/11 at 101.00          AAA           991,500
                 Revenue Bonds, WakeMed Project, Series 2001, 5.000%, 10/01/32

                North Carolina Medical Care Commission, Hospital Revenue Bonds,
                Southeastern Regional Medical Center, Series 2002:
        1,000    5.500%, 6/01/15                                                      6/12 at 101.00            A         1,049,480
        2,000    5.250%, 6/01/22                                                      6/12 at 101.00            A         1,962,900

        1,000   North Carolina Medical Care Commission, Health System                10/11 at 101.00           AA           997,270
                 Revenue Bonds, Mission-Saint Joseph Health System,
                 Series 2001, 5.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.4%

        3,500   County of Mecklenburg, North Carolina, Multifamily Housing            1/12 at 102.00          AAA         3,546,305
                 Revenue Bonds, Sycamore Green Apartments, Series 2001,
                 5.500%, 1/15/35 (Alternative Minimum Tax)

                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 4.7%

$         555   North Carolina Housing Finance Agency, Home Ownership Program         7/10 at 100.00          AAA        $  559,368
                 Bonds, Series 10A (1998 Trust Agreement), 5.400%, 7/01/32
                 (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, Home Ownership
                Program Bonds, Series 13-A:
        1,000    4.700%, 7/01/12 (Alternative Minimum Tax)                            7/11 at 100.00           AA         1,019,510
        1,000    4.850%, 7/01/13 (Alternative Minimum Tax)                            7/11 at 100.00           AA         1,013,990


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 18.6%

          250   County of Durham, North Carolina, General Obligation Bonds,           5/10 at 102.00          AAA           276,460
                 Series 2000, 5.600%, 5/01/15

        3,000   County of Mecklenburg, North Carolina, General Obligation             4/10 at 101.50          AAA         3,225,630
                 Public Improvement Bonds, Series 2000D, 5.000%, 4/01/13

        3,000   State of North Carolina, General Obligation Bonds,                    9/10 at 102.00          AAA         3,207,000
                 Series 2000A, 5.100%, 9/01/16

        3,200   County of Wake, North Carolina, General Obligation School             2/10 at 101.50          AAA         3,543,744
                 Bonds, Series 2000, 5.400%, 2/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.9%

        1,330   County of Cabarrus, North Carolina, Certificates of Participation,    2/13 at 100.00          AA-         1,416,769
                 Series 2002, 5.250%, 2/01/16

                City of Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                Series 2002:
        1,850    5.250%, 6/01/18                                                      6/12 at 101.00          AA+         1,950,085
          400    5.250%, 6/01/19                                                      6/12 at 101.00          AA+           418,580

        1,325   County of Dare, North Carolina, Certificates of Participation,       12/12 at 100.00          AAA         1,403,798
                 Series 2002, 5.250%, 6/01/17 (WI, settling 12/04/02)

                County of Hartnett, North Carolina, Certificates of Participation,
                Series 2002:
        1,000    5.250%, 12/01/15                                                    12/12 at 101.00          AAA         1,077,590
        2,025    5.375%, 12/01/16                                                    12/12 at 101.00          AAA         2,191,172
          825    5.000%, 12/01/18                                                    12/12 at 101.00          AAA           847,861

        1,595   Rutherford County, North Carolina, Certificates of Participation,     9/12 at 101.00          AAA         1,638,320
                 Series 2002, 5.000%, 9/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.8%

                Raleigh Durham Airport Authority, North Carolina, Airport Revenue
                Bonds, Series 2001A:
        1,000    5.250%, 11/01/15                                                     5/11 at 101.00          Aaa         1,066,940
        2,320    5.250%, 11/01/16                                                     5/11 at 101.00          Aaa         2,458,736
        2,230    5.250%, 11/01/17                                                     5/11 at 101.00          Aaa         2,349,327

                University of North Carolina at Charlotte, Parking System Revenue
                Bonds, Series 2002:
          360    5.000%, 1/01/17                                                      1/12 at 101.00          Aaa           372,535
          270    5.000%, 1/01/20                                                      1/12 at 101.00          Aaa           273,729
          500    5.125%, 1/01/27                                                      1/12 at 101.00          Aaa           504,410


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 22.3%

        3,000   City of Fayetteville, North Carolina, Public Works Commission,        3/07 at 101.00          AAA         3,019,230
                 Revenue Bonds, Series 1997, 5.125%, 3/01/24

        2,500   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 100.00          AAA         2,505,925
                 Revenue Bonds, Refunding Series 1993B, 5.500%, 1/01/17

        2,400   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 102.00          BBB         2,419,824
                 Revenue Bonds, Series 1993-D, 5.600%, 1/01/16

        1,500   North Carolina Municipal Power Agency Number 1, Catawba Electric      1/10 at 101.00         BBB+         1,594,275
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        2,600   Wake County Industrial Facilities and Pollution Control               2/12 at 101.00           A3         2,676,882
                 Financing Authority, North Carolina, Revenue Refunding
                 Bonds, Carolina Power and Light Company Project,
                 Series 2002 Refunding, 5.375%, 2/01/17

                                       27


                              Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) (continued)
                                    Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.1%

$       4,520   City of Charlotte, North Carolina, Water and Sewer System               No Opt. Call          AAA        $5,001,606
                 Revenue Bonds, Series 2002, 5.250%, 7/01/13

                Orange Water and Sewer Authority, North Carolina, Water and
                Sewer System Revenue Bonds, Series 2001:
        1,465    5.000%, 7/01/20                                                      7/11 at 101.00          Aa1         1,486,682
        1,000    5.000%, 7/01/26                                                      7/11 at 101.00          Aa1           997,890

          850   City of Raleigh, North Carolina, Combined Enterprise System           3/09 at 101.00          AAA           830,473
                 Revenue Bonds, Series 1999, 4.750%, 3/01/24
------------------------------------------------------------------------------------------------------------------------------------
$      80,185   Total Long-Term Investments (cost $81,654,511) - 151.1%                                                  83,077,445
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.2)%                                                                      (87,614)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,989,831
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       28


                              Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)
                              Portfolio of
                                      INVESTMENTS November 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 5.3%

$       1,400   Haywood County Industrial Facilities and Pollution Control           12/05 at 102.00          BBB        $1,359,176
                 Financing Authority, North Carolina, Environmental Improvement
                 Revenue Bonds, Champion International Corporation Project,
                 Series 1995A, 5.750%, 12/01/25 (Alternative Minimum Tax)

        1,500   Martin County Industrial Facilities and Pollution Control Financing   3/03 at 102.00          BBB         1,533,360
                 Authority, North Carolina, Solid Waste Disposal Revenue
                 Bonds, Weyerhaeuser Company Project, Series 1991,
                 7.250%, 9/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.1%

                North Carolina Capital Facilities Financing Agency, Revenue Bonds,
                Duke University Project, Series 2001A:
          750    5.125%, 10/01/26                                                    10/11 at 100.00          AA+           756,473
        2,000    5.125%, 10/01/41                                                    10/11 at 100.00          AA+         2,003,100

        3,000   North Carolina Capital Facilities Financing Agency, Revenue          10/12 at 100.00          AA+         3,004,620
                 Bonds, Duke University Project, Series 2002A, 5.125%, 7/01/42

        1,900   University of North Carolina System, Pool Revenue Bonds,             10/12 at 100.00          AAA         1,895,364
                 Series 2002A Refunding, 5.000%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.4%

        2,000   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/07 at 102.00           AA         1,975,860
                 Healthcare System Revenue Bonds, Series 1997A, DBA
                 Carolinas Healthcare System, 5.125%, 1/15/22

        1,750   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00           AA         1,679,755
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

        2,500   North Carolina Medical Care Commission, Healthcare Facilities         6/08 at 101.00          Aa3         2,311,525
                 Revenue Bonds, Duke University Health System, Series 1998A,
                 4.750%, 6/01/28

        2,000   North Carolina Medical Care Commission, Hospital Revenue             10/08 at 101.00           AA         1,855,780
                 Bonds, FirstHealth of the Carolinas Project, Series 1998,
                 4.750%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

          900   North Carolina Medical Care Commission, Healthcare Facilities         4/11 at 101.00          N/R           920,700
                 Revenue Bonds, First Mortgage, Salemtowne Project, Series 2001,
                 6.625%, 4/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.0%

        1,000   County of Mecklenburg, North Carolina, General Obligation             4/10 at 101.50          AAA         1,075,210
                 Public Improvement Bonds, Series 2000D, 5.000%, 4/01/13

        1,000   State of North Carolina, General Obligation Bonds,                    9/10 at 102.00          AAA         1,069,000
                 Series 2000A, 5.100%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 31.1%

        3,900   Cary, North Carolina, General Obligation Water Bonds,                 3/11 at 102.00          AAA         4,030,806
                 Series 2001, 5.000%, 3/01/20

        1,550   Cary, North Carolina, Certificates of Participation, Series 2002A,   12/12 at 100.00          AA+         1,603,677
                 Public Improvement Projects, 5.000%, 12/01/17

        1,500   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds,        9/07 at 102.00          AAA         1,534,425
                 Arena Project, Series 1997, 5.125%, 9/01/19

        3,000   County of Dare, North Carolina, Certificates of Participation,       12/12 at 100.00          AAA         3,005,850
                 Series 2002, 5.000%, 6/01/23 (WI, settling 12/04/02)

                Duplin County, North Carolina, Certificates of Participation,
                Series 2002 Refunding:
        1,230    5.000%, 9/01/13                                                        No Opt. Call          AAA         1,321,549
        1,290    5.000%, 9/01/14                                                        No Opt. Call          AAA         1,374,405

        2,000   Puerto Rico Municipal Finance Agency, General Obligation Bonds,       8/12 at 100.00          AAA         2,013,440
                 2002 Series A, 5.000%, 8/01/27 (WI, settling 12/05/02)

        2,000   Rutherford County, North Carolina, Certificates of Participation,     9/12 at 101.00          AAA         2,012,260
                 Series 2002, 5.000%, 9/01/21

                                       29


                              Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (continued)
                                    Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*    RATINGS**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.3%

                Raleigh Durham Airport Authority, North Carolina, Airport Revenue
                Bonds, Series 2001A:
$       1,780    5.250%, 11/01/15                                                     5/11 at 101.00          Aaa        $1,899,153
        3,100    5.000%, 11/01/20                                                     5/11 at 101.00          Aaa         3,128,861


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.5%

        4,000   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 100.00          AAA         4,009,480
                 Revenue Bonds, Refunding Series 1993B, 5.500%, 1/01/17

          500   North Carolina Eastern Municipal Power Agency, Power System           9/03 at 102.50          BBB           514,160
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

        1,775   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00          AAA         1,902,285
                 2002 Series II, 5.375%, 7/01/19

        1,400   Wake County Industrial Facilities and Pollution Control Financing     2/12 at 101.00           A3         1,441,398
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company Project, Series 2002 Refunding,
                 5.375%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.2%

          750   Broad River Water Authority, North Carolina, Water System             6/10 at 101.00          Aaa           774,795
                 Revenue Bonds, Series 2000, 5.375%, 6/01/26

                City of Charlotte, North Carolina, Water and Sewer System
                Revenue Bonds, Series 2001:
          750    5.125%, 6/01/26                                                      6/11 at 101.00          AAA           761,955
        1,780    5.125%, 6/01/26                                                      6/11 at 101.00          AAA         1,808,373

        3,215   Winston-Salem, North Carolina, Water and Sewer System                 6/12 at 100.00          AAA         3,284,540
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/19
                 (WI, settling 12/04/02)
------------------------------------------------------------------------------------------------------------------------------------
$      57,220   Total Long-Term Investments (cost $58,901,083) - 106.6%                                                  57,861,335
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 37.4%

        7,000   Chester County Industrial Development Authority, Pennsylvania,                             VMIG-1         7,000,000
                 Archdiocese of Philadelphia, Revenue Bonds, Series 2001,
                 Variable Rate Demand Bonds, 1.200%, 7/01/31+

        6,000   Guilford County, North Carolina, General Obligation Bonds,                                 VMIG-1         6,000,000
                 Series 2002C, Variable Rate Demand Obligations,
                 1.200%, 10/01/21+

        3,500   North Carolina Capital Facilities Financing Agency, Exempt                                 VMIG-1         3,500,000
                 Facilities Revenue Bonds, Republic Services, Inc. Project,
                 Series 2001, Variable Rate Demand Obligations,
                 1.350%, 12/01/21+

        3,800   Puerto Rico Government Development Bank, Adjustable Refunding                              VMIG-1         3,800,000
                 Bonds, Series 1985, Variable Rate Demand Bonds,
                 1.020%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$      20,300   Total Short-Term Investments (cost $20,300,000)                                                          20,300,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 7.6%                                                                      4,122,441
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,283,776
                ====================================================================================================================



                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       30


                              Statement of
                                   ASSETS AND LIABILITIES November 30, 2002 (Unaudited)

                                                                                          GEORGIA           GEORGIA         GEORGIA
                                                                                          PREMIUM          DIVIDEND        DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPG)             (NZX)           (NKG)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                  $78,747,287       $39,569,212     $64,370,949
Temporary investments in short-term securities, at
   amortized cost, which approximates market value                                             --         1,000,000      16,400,000
Cash                                                                                    6,377,912         5,405,711      31,232,214
Interest receivable                                                                     1,470,526           588,104         624,862
Other assets                                                                                7,751             1,325             160
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                     86,603,476        46,564,352     112,628,185
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                 --                --              --
Payable for investments purchased                                                       4,275,528         3,109,470      16,469,944
Accrued expenses:
   Management fees                                                                         44,233            12,562          20,838
   Organization and offering costs                                                             --             3,709         147,700
   Other                                                                                   21,490            86,710         136,425
Preferred share dividends payable                                                           1,903                --           5,736
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 4,343,154         3,212,451      16,780,643
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 27,800,000        15,000,000      33,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                $54,460,322       $28,351,901     $62,847,542
===================================================================================================================================
Common shares outstanding                                                               3,773,306         1,957,292       4,547,000
===================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                              $     14.43       $     14.49     $     13.82
===================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                               $    37,733       $    19,573     $    45,470
Paid-in surplus                                                                        52,185,877        27,645,048      64,172,105
Undistributed (Over-distribution of) net investment income                                541,534           143,937        (102,491)
Accumulated net realized gain (loss) from investments                                  (1,124,386)          280,975              --
Net unrealized appreciation (depreciation) of investments                               2,819,564           262,368      (1,267,542)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                $54,460,322       $28,351,901     $62,847,542
===================================================================================================================================
Authorized shares:
   Common                                                                               Unlimited         Unlimited       Unlimited
   Preferred                                                                            Unlimited         Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                       31

 Statement of
         ASSETS AND LIABILITIES (Unaudited) (continued)
                                                                          NORTH            NORTH             NORTH            NORTH
                                                                       CAROLINA         CAROLINA          CAROLINA         CAROLINA
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)             (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value               $133,763,197      $54,468,193       $83,077,445      $57,861,335
Temporary investments in short-term securities, at
   amortized cost, which approximates market value                    4,400,000               --                --       20,300,000
Cash                                                                     72,841               --            92,568       12,024,771
Interest receivable                                                   2,397,440          841,446         1,304,733          731,638
Other assets                                                              3,336            5,108             3,458              159
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  140,636,814       55,314,747        84,478,204       90,917,903
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --          154,880                --               --
Payable for investments purchased                                     2,081,240        4,949,043         1,418,930        8,353,774
Accrued expenses:
  Management fees                                                        74,200           14,531            24,094           17,688
  Organization and offering costs                                            --            7,713             4,862          128,875
  Other                                                                  36,310           60,136            40,487          129,495
Preferred share dividends payable                                         3,204               --                --            4,295
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               2,194,954        5,186,303         1,488,373        8,634,127
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               46,800,000       17,000,000        28,000,000       28,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 91,641,860      $33,128,444       $54,989,831      $54,283,776
====================================================================================================================================
Common shares outstanding                                             6,302,088        2,237,086         3,732,017        3,919,500
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.54      $     14.81       $     14.73      $     13.85
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     63,021      $    22,371       $    37,320      $    39,195
Paid-in surplus                                                      87,285,911       31,644,106        52,890,690       55,311,768
Undistributed (Over-distribution of) net investment income              892,455          325,551            40,592          (27,439)
Accumulated net realized gain (loss) from investments                (2,541,178)         404,562           598,295               --
Net unrealized appreciation (depreciation) of investments             5,941,651          731,854         1,422,934       (1,039,748)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 91,641,860      $33,128,444       $54,989,831      $54,283,776
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       32


                              Statement of
                                    OPERATIONS Six Months Ended November 30, 2002 (Unaudited)

                                                                                          GEORGIA           GEORGIA         GEORGIA
                                                                                          PREMIUM          DIVIDEND        DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPG)             (NZX)           (NKG)*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                      $2,167,586        $1,035,156     $   279,699
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                           270,517           141,920          82,808
Preferred shares - auction fees                                                            34,845            18,801           3,616
Preferred shares - dividend disbursing agent fees                                           5,014             5,014             438
Shareholders' servicing agent fees and expenses                                             5,728               661             636
Custodian's fees and expenses                                                              18,462            16,679           4,745
Trustees' fees and expenses                                                                   752               375             155
Professional fees                                                                           4,520             5,893           3,107
Shareholders' reports - printing and mailing expenses                                      10,263             4,606           5,038
Stock exchange listing fees                                                                   276               143              --
Investor relations expense                                                                  5,078             3,896              --
Other expenses                                                                              5,582             3,009             255
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                      361,037           200,997         100,798
   Custodian fee credit                                                                    (5,579)           (6,549)         (1,110)
   Expense reimbursement                                                                       --           (65,501)        (40,767)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                              355,458           128,947          58,921
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   1,812,128           906,209         220,778
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                                        612,919           631,458              --
Change in net unrealized appreciation (depreciation) of investments                      (185,197)          288,883      (1,267,542)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                          427,722           920,341      (1,267,542)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From and in excess of net investment income                                              (150,316)          (84,538)        (18,620)
From accumulated net realized gains from investments                                           --            (4,890)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                               (150,316)          (89,428)        (18,620)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                     $2,089,534        $1,737,122     $(1,065,384)
===================================================================================================================================

*    For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.

                                 See accompanying notes to financial statements.

                                       33

Statement of
      OPERATIONS (Unaudited) (continued)
                                                                           NORTH            NORTH             NORTH           NORTH
                                                                        CAROLINA         CAROLINA          CAROLINA        CAROLINA
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NNC)            (NRB)             (NNO)           (NII)*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $3,655,013       $1,283,016        $1,986,909     $   301,039
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          451,752          164,230           272,634          69,644
Preferred shares - auction fees                                           58,660           23,091            35,096           3,068
Preferred shares - dividend disbursing agent fees                          5,014            5,014             5,014             438
Shareholders' servicing agent fees and expenses                            9,911            1,182               908             449
Custodian's fees and expenses                                             25,703           22,006            23,580           4,272
Trustees' fees and expenses                                                  853              501               501             113
Professional fees                                                          5,007            4,531             5,439           2,926
Shareholders' reports - printing and mailing expenses                     13,516            2,875             7,298           4,151
Stock exchange listing fees                                               11,298              163               275              --
Investor relations expense                                                 8,334            1,786             2,335              --
Other expenses                                                             6,776            3,987             3,084             254
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     596,824          229,366           356,164          85,315
   Custodian fee credit                                                  (12,222)          (1,849)          (11,147)           (955)
   Expense reimbursement                                                      --          (75,798)         (125,831)        (34,286)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             584,602          151,719           219,186          50,074
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  3,070,411        1,131,297         1,767,723         250,965
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain from investments                                      749,232          469,381           645,163              --
 Change in net unrealized appreciation (depreciation) of investments   1,349,777          389,026           922,359      (1,039,748)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       2,099,009          858,407         1,567,522      (1,039,748)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From and in excess of net investment income                             (247,691)         (82,743)         (195,130)        (15,798)
From accumulated net realized gains from investments                          --           (5,052)               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                              (247,691)         (87,795)         (195,130)        (15,798)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                    $4,921,729       $1,901,909        $3,140,115     $  (804,581)
===================================================================================================================================

*    For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.

                                 See accompanying notes to financial statements.

                                       34

                              Statement of
                                  CHANGES IN NET ASSETS (Unaudited)

                                                                                                                       GEORGIA
                                                          GEORGIA                            GEORGIA                   DIVIDEND
                                                    PREMIUM INCOME (NPG)             DIVIDEND ADVANTAGE (NZX)      ADVANTAGE 2 (NKG)
                                            ----------------------------------  ---------------------------------  -----------------
                                                                                                          FOR THE           FOR THE
                                                                                                   PERIOD 9/25/01    PERIOD 9/25/02
                                                                                                    (COMMENCEMENT     (COMMENCEMENT
                                            SIX MONTHS ENDED        YEAR ENDED  SIX MONTHS ENDED   OF OPERATIONS)    OF OPERATIONS)
                                                    11/30/02           5/31/02          11/30/02  THROUGH 5/31/02  THROUGH 11/30/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                            $ 1,812,128       $ 3,856,072        $  906,209      $ 1,128,261        $  220,778
Net realized gain (loss) from investments            612,919           570,501           631,458         (345,593)               --
Change in net unrealized appreciation
  (depreciation) of investments                     (185,197)         (195,055)          288,883          (26,515)       (1,267,542)
Distributions to Preferred Shareholders:
  From and in excess of net
    investment income                               (150,316)         (460,881)          (84,538)        (114,572)          (18,620)
  From accumulated net realized gains
    from investments                                      --                --            (4,890)              --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                 2,089,534         3,770,637         1,737,122          641,581        (1,065,384)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income       (1,617,865)       (3,187,446)         (780,847)        (910,576)         (304,649)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                       --                --                --       27,860,955        64,899,300
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                    79,294           158,444            14,240            4,901                --
Preferred shares offering costs                           --                --                --         (315,750)         (782,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                 79,294           158,444            14,240       27,550,106        64,117,300
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                       550,963           741,635           970,515       27,281,111        62,747,267
Net assets applicable to Common
   shares at the beginning of period              53,909,359        53,167,724        27,381,386          100,275           100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                   $54,460,322       $53,909,359       $28,351,901      $27,381,386       $62,847,542
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period        $   541,534       $   520,560       $   143,937      $   103,113       $  (102,491)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                              Statement of
                                  CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                         NORTH CAROLINA                      NORTH CAROLINA
                                                                      PREMIUM INCOME (NNC)              DIVIDEND ADVANTAGE (NRB)
                                                               ---------------------------------  ---------------------------------
                                                               SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED       YEAR ENDED
                                                                       11/30/02          5/31/02          11/30/02          5/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 3,070,411      $ 6,403,807       $ 1,131,297      $ 2,364,655
Net realized gain (loss) from investments                               749,232        1,171,228           469,381           94,213
Change in net unrealized appreciation
   (depreciation) of investments                                      1,349,777         (237,275)          389,026          744,160
Distributions to Preferred Shareholders:
   From and in excess of net investment income                         (247,691)        (795,822)         (82,743)         (292,515)
   From accumulated net realized gains
     from investments                                                        --               --            (5,052)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                   4,921,729        6,541,938         1,901,909        2,910,513
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                          (2,664,693)      (5,047,923)         (952,755)      (1,828,376)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --               --                --               --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       99,076          177,785            31,267           50,844
Preferred shares offering costs                                              --               --                --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                    99,076          177,785            31,267           50,844
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                                        2,356,112        1,671,800           980,421        1,132,981
Net assets applicable to Common
   shares at the beginning of period                                 89,285,748       87,613,948        32,148,023       31,015,042
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                      $91,641,860      $89,285,748       $33,128,444      $32,148,023
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                           $   892,455      $   685,795       $   325,551      $   229,468
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       36

                                                                                                                         NORTH
                                                                                                                       CAROLINA
                                                                                                                       DIVIDEND
                                                                                        NORTH CAROLINA                ADVANTAGE 3
                                                                                  DIVIDEND ADVANTAGE 2 (NNO)             (NII)
                                                                              ----------------------------------   ----------------
                                                                                                         FOR THE            FOR THE
                                                                                                 PERIOD 11/16/01     PERIOD 9/25/02
                                                                                                   (COMMENCEMENT      (COMMENCEMENT
                                                                              SIX MONTHS ENDED    OF OPERATIONS)     OF OPERATIONS)
                                                                                      11/30/02   THROUGH 5/31/02   THROUGH 11/30/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                              $ 1,767,723       $ 1,435,314         $  250,965
Net realized gain (loss) from investments                                              645,163           (46,868)                --
Change in net unrealized appreciation
   (depreciation) of investments                                                       922,359           501,708         (1,039,748)
Distributions to Preferred Shareholders:
   From and in excess of net investment income                                        (195,130)         (156,382)           (15,798)
   From accumulated net realized gains
     from investments                                                                       --                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                                  3,140,115         1,733,772           (804,581)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                                         (1,533,857)       (1,278,209)          (262,606)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                         --        53,248,875         55,929,188
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                                         252                --                 --
Preferred shares offering costs                                                            --          (421,392)           (678,500)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                                      252        52,827,483         55,250,688
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                                                       1,606,510        53,283,046         54,183,501
Net assets applicable to Common
   shares at the beginning of period                                                53,383,321           100,275            100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                     $54,989,831       $53,383,321        $54,283,776
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                                          $    40,592       $       723        $   (27,439)
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                       37

Notes to
    FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII). Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2
(NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) are traded on the American Stock Exchange while North Carolina Premium Income (NNC) is traded on the New York Stock Exchange.

Prior to the commencement of operations of Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2002, Georgia Premium Income (NPG), Georgia Dividend Advantage
(NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2
(NNO) and North Carolina Dividend Advantage 3 (NII) had outstanding when-issued purchase commitments of $4,275,528, $3,109,470, $16,469,944, $2,081,240,
$4,949,043, $1,418,930 and $8,353,774, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                              NORTH       NORTH        NORTH        NORTH
                      GEORGIA     GEORGIA      GEORGIA     CAROLINA    CAROLINA     CAROLINA     CAROLINA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                        (NPG)       (NZX)        (NKG)        (NNC)       (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                --         600           --           --          --           --           --
   Series T                --          --           --           --         680           --           --
   Series W                --          --           --           --          --           --        1,120
   Series TH            1,112          --           --        1,872          --           --           --
   Series F                --          --        1,320           --          --        1,120           --
=========================================================================================================

Effective November 15, 2002, Georgia Dividend Advantage 2 (NKG) issued 1,320 Series F $25,000 stated value Preferred shares. Effective November 15, 2002, North Carolina Dividend Advantage 3 (NII) issued 1,120 Series W $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended November 30, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII). Georgia Dividend Advantage's
(NZX), Georgia Dividend Advantage 2's (NKG), North Carolina Dividend Advantage 2's (NNO) and North Carolina Dividend Advantage 3's (NII) share of offering costs ($58,470, $136,200, $111,750 and $117,375, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2
(NKG), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) in connection with their offering of Preferred shares ($315,750, $782,000, $421,392 and $678,500, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                                                                       GEORGIA
                                                                                                       DIVIDEND
                                                     GEORGIA               GEORGIA DIVIDEND           ADVANTAGE 2
                                              PREMIUM INCOME (NPG)          ADVANTAGE (NZX)              (NKG)
                                            -----------------------  ---------------------------   ----------------
                                                                                         FOR THE            FOR THE
                                                                                  PERIOD 9/25/01     PERIOD 9/25/02
                                            SIX MONTHS               SIX MONTHS    (COMMENCEMENT      (COMMENCEMENT
                                                 ENDED   YEAR ENDED       ENDED   OF OPERATIONS)     OF OPERATIONS)
                                              11/30/02      5/31/02    11/30/02  THROUGH 5/31/02   THROUGH 11/30/02
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                      --           --          --        1,949,000          4,540,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                               4,920       10,384         956              336                 --
-------------------------------------------------------------------------------------------------------------------
                                                 4,920       10,384         956        1,949,336          4,540,000
===================================================================================================================
Preferred shares sold                               --           --          --              600              1,320
===================================================================================================================

                                                                                                         NORTH
                                                                                                        CAROLINA
                                                                                                        DIVIDEND
                         NORTH CAROLINA           NORTH CAROLINA            NORTH CAROLINA            ADVANTAGE 3
                      PREMIUM INCOME (NNC)  DIVIDEND ADVANTAGE (NRB)   DIVIDEND ADVANTAGE 2 (NNO)        (NII)
                    ---------------------- -------------------------  ---------------------------  ----------------
                                                                                          FOR THE           FOR THE
                                                                                  PERIOD 11/16/01    PERIOD 9/25/02
                    SIX MONTHS               SIX MONTHS               SIX MONTHS    (COMMENCEMENT     (COMMENCEMENT
                         ENDED  YEAR ENDED        ENDED   YEAR ENDED       ENDED   OF OPERATIONS)    OF OPERATIONS)
                      11/30/02     5/31/02     11/30/02      5/31/02    11/30/02  THROUGH 5/31/02  THROUGH 11/30/02
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold              --          --           --           --          --        3,725,000         3,912,500
   Shares issued to
     shareholders due
     to reinvestment
     of distributions    6,172      11,774        2,281        3,402          17               --                --
-------------------------------------------------------------------------------------------------------------------
                         6,172      11,774        2,281        3,402          17        3,725,000         3,912,500
===================================================================================================================
Preferred shares sold       --          --           --           --          --            1,120             1,120
===================================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended November 30, 2002, were as follows:

                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPG)        (NZX)       (NKG)*
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $12,018,512  $15,553,653  $65,668,186
   Short-term securities                                                     --    1,000,000   16,400,000
Sales and maturities:
   Long-term municipal securities                                    14,360,875   18,865,989           --
   Short-term securities                                                     --          --            --
=========================================================================================================

*    For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.

                                                              NORTH       NORTH        NORTH         NORTH
                                                           CAROLINA    CAROLINA     CAROLINA      CAROLINA
                                                            PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NNC)       (NRB)        (NNO)        (NII)*
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                       $12,448,490  $20,222,877  $18,238,782  $58,931,932
   Short-term securities                                  8,800,000    2,000,000    1,000,000   20,300,000
Sales and maturities:
   Long-term municipal securities                        14,312,205   15,577,606   19,115,411           --
   Short-term securities                                  5,400,000    2,000,000    1,000,000           --
==========================================================================================================

*    For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.


4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At November 30, 2002, the cost of investments were as follows:

                                                                        GEORGIA      GEORGIA       GEORGIA
                                                                        PREMIUM     DIVIDEND      DIVIDEND
                                                                         INCOME    ADVANTAGE   ADVANTAGE 2
                                                                          (NPG)        (NZX)         (NKG)
----------------------------------------------------------------------------------------------------------
Cost of investments                                                 $75,844,734  $40,306,844   $82,038,491
==========================================================================================================


                                                              NORTH       NORTH        NORTH         NORTH
                                                           CAROLINA    CAROLINA     CAROLINA      CAROLINA
                                                            PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NNC)       (NRB)        (NNO)         (NII)
----------------------------------------------------------------------------------------------------------
Cost of investments                                    $132,127,395  $53,735,942  $81,652,130  $79,201,083
==========================================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


Gross unrealized appreciation and gross unrealized depreciation on investments on November 30, 2002, were as follows:

                                                                        GEORGIA      GEORGIA       GEORGIA
                                                                        PREMIUM     DIVIDEND      DIVIDEND
                                                                         INCOME    ADVANTAGE   ADVANTAGE 2
                                                                          (NPG)        (NZX)         (NKG)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $3,672,367    $ 453,425  $   105,946
   Depreciation                                                        (769,814)    (191,057)  (1,373,488)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments            $2,902,553    $ 262,368  $(1,267,542)
==========================================================================================================


                                                              NORTH       NORTH        NORTH         NORTH
                                                           CAROLINA    CAROLINA     CAROLINA      CAROLINA
                                                            PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NNC)       (NRB)        (NNO)         (NII)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $6,087,319   $ 879,601   $1,549,795  $   138,186
   Depreciation                                             (51,517)   (147,350)    (124,480)  (1,177,934)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   on investments                                        $6,035,802   $ 732,251   $1,425,315  $(1,039,748)
==========================================================================================================


The tax components of undistributed net investment income and net realized gains at May 31, 2002, the Funds' last fiscal year end, were as follows:

                                                                          NORTH        NORTH        NORTH
                                               GEORGIA      GEORGIA    CAROLINA     CAROLINA     CAROLINA
                                               PREMIUM     DIVIDEND     PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE      INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPG)        (NZX)       (NNC)        (NRB)        (NNO)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income               $686,277     $235,839   $1,057,462     $385,206    $261,031
Undistributed ordinary income *                  1,522           --       22,036           --          --
Undistributed net long-term capital gains           --           --           --           --          --
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the period ended May 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                                          NORTH        NORTH        NORTH
                                               GEORGIA      GEORGIA    CAROLINA     CAROLINA     CAROLINA
                                               PREMIUM     DIVIDEND     PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE      INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPG)        (NZX)       (NNC)        (NRB)        (NNO)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income        $3,537,237    $892,422   $5,824,960   $2,119,636   $1,174,283
Distributions from ordinary income *            94,734          --           --           --           --
Distributions from net long-term
  capital gains                                     --          --           --           --           --
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.


At May 31, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                       NORTH        NORTH
                                                                        GEORGIA     CAROLINA     CAROLINA
                                                                        PREMIUM      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NPG)        (NNC)        (NRB)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                              $       --   $1,172,338      $    --
   2004                                                               1,266,940    1,137,399           --
   2005                                                                 340,685      131,993           --
   2006                                                                      --           --           --
   2007                                                                      --           --           --
   2008                                                                 129,908      108,131           --
   2009                                                                      --      731,398       59,767
   2010                                                                      --           --           --
---------------------------------------------------------------------------------------------------------
Total                                                                $1,737,533   $3,281,259      $59,767
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through May 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                                           NORTH
                                            GEORGIA     CAROLINA
                                          DIVIDEND      DIVIDEND
                                          ADVANTAGE  ADVANTAGE 2
                                              (NZX)        (NNO)
----------------------------------------------------------------
                                           $345,593      $46,868
================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Georgia Premium Income's (NPG) and North Carolina Premium Income's (NNC) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Georgia Dividend Advantage's (NZX), Georgia Dividend Advantage 2's (NKG), North Carolina Dividend Advantage's (NRB), North Carolina Dividend Advantage 2's
(NNO) and North Carolina Dividend Advantage 3's (NII) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:



YEAR ENDING                      YEAR ENDING
SEPTEMBER 30,                  SEPTEMBER 30,
-----------------------------------------------------------------------

2001*            .30%                   2007                       .25%
2002             .30                    2008                       .20
2003             .30                    2009                       .15
2004             .30                    2010                       .10
2005             .30                    2011                       .05
2006             .30
=======================================================================

*    From the commencement of operations.


The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.


For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:


YEAR ENDING                      YEAR ENDING
JANUARY 31,                      JANUARY 31,
-----------------------------------------------------------------------
2001*            .30%                   2007                       .25%
2002             .30                    2008                       .20
2003             .30                    2009                       .15
2004             .30                    2010                       .10
2005             .30                    2011                       .05
2006             .30
=======================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                      YEAR ENDING
NOVEMBER 30,                    NOVEMBER 30,
-----------------------------------------------------------------------
      2001*      .30%                   2007                       .25%
      2002       .30                    2008                       .20
      2003       .30                    2009                       .15
      2004       .30                    2010                       .10
      2005       .30                    2011                       .05
      2006       .30
=======================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                      YEAR ENDING
SEPTEMBER 30,                  SEPTEMBER 30,
-----------------------------------------------------------------------
2002*            .32%                   2007                       .32%
2003             .32                    2008                       .24
2004             .32                    2009                       .16
2005             .32                    2010                       .08
2006             .32
=======================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of its fees and expenses beyond September 30, 2010.


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 30, 2002, to shareholders of record on December 15, 2002, as follows:

                                                              NORTH       NORTH        NORTH        NORTH
                      GEORGIA     GEORGIA      GEORGIA     CAROLINA    CAROLINA     CAROLINA     CAROLINA
                      PREMIUM    DIVIDEND     DIVIDEND      PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                       INCOME   ADVANTAGE  ADVANTAGE 2       INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                        (NPG)       (NZX)        (NKG)        (NNC)       (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------
Dividend per share     $.0715      $.0665       $.0670       $.0715      $.0720       $.0685       $.0670
=========================================================================================================

At the same time, the following Funds declared capital gains and ordinary income distributions as follows:

                                                                          NORTH        NORTH        NORTH
                                                            GEORGIA    CAROLINA     CAROLINA     CAROLINA
                                                           DIVIDEND     PREMIUM     DIVIDEND     DIVIDEND
                                                          ADVANTAGE      INCOME    ADVANTAGE  ADVANTAGE 2
                                                              (NZX)       (NNC)        (NRB)        (NNO)
---------------------------------------------------------------------------------------------------------
Capital gains distributions per share                       $.0330       $   --       $.1311       $   --
Ordinary income distributions per share *                   $.0948       $.0031       $   --       $.1293
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Financial
       HIGHLIGHTS (Unaudited)

                      Financial
                              HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                  Investment Operations                                 Less Distributions
                             ---------------------------------------------------------------   -----------------------------------
                                                      Distributions                              From and
                                                        from and in   Distributions             in Excess
                                                      Excess of Net            from                of Net
                  Beginning                     Net      Investment         Capital            Investment        Capital
                     Common               Realized/       Income to        Gains to             Income to       Gains to
                      Share         Net  Unrealized       Preferred       Preferred                Common         Common
                  Net Asset  Investment  Investment          Share-          Share-                Share-         Share-
                      Value      Income  Gain (Loss)        holders+        holders+   Total      holders        holders    Total
==================================================================================================================================
GEORGIA PREMIUM INCOME (NPG)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)              $14.31       $ .48      $  .11           $(.04)           $ --    $ .55        $(.43)          $ --    $(.43)
2002                  14.15        1.02         .11            (.12)             --     1.01         (.85)            --     (.85)
2001                  12.80        1.06        1.35            (.26)             --     2.15         (.80)            --     (.80)
2000                  14.45        1.03       (1.65)           (.23)             --     (.85)        (.80)            --     (.80)
1999                  14.58        1.01        (.13)           (.21)             --      .67         (.80)            --     (.80)
1998                  13.70        1.01         .90            (.24)             --     1.67         (.79)            --     (.79)

GEORGIA DIVIDEND ADVANTAGE (NZX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)               14.00         .46         .47            (.04)             --      .89         (.40)            --     (.40)
2002(a)               14.33         .58        (.19)           (.06)             --      .33         (.47)            --     (.47)

GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(b)               14.33         .05        (.28)             --              --     (.23)        (.07)            --     (.07)
==================================================================================================================================


                                                            Total Returns
                                                          ----------------
                                                                     Based
                      Offering                                          on
                     Costs and       Ending                         Common
                     Preferred       Common                Based     Share
                         Share        Share     Ending        on       Net
                  Underwriting    Net Asset     Market    Market     Asset
                     Discounts        Value      Value     Value**   Value**
============================================================================
GEORGIA PREMIUM INCOME (NPG)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                    $--       $14.43   $15.9500      3.47%     3.83%
2002                        --        14.31    15.8300      8.98      7.32
2001                        --        14.15    15.3500     30.41     16.98
2000                        --        12.80    12.4375    (18.84)    (5.87)
1999                        --        14.45    16.2500     13.42      4.64
1998                        --        14.58    15.0625     14.56     12.43

GEORGIA DIVIDEND ADVANTAGE (NZX)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                     --        14.49     14.8000     3.12      6.36
2002(a)                   (.19)       14.00     14.7400     1.42      1.02

GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(b)                   (.21)       13.82    14.4000     (3.55)    (3.09)
============================================================================


                                                   Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------
                                 Before Credit/Reimbursement    After Credit/Reimbursement***
                                 ---------------------------    -----------------------------
                                               Ratio of Net                      Ratio of Net
                                   Ratio of      Investment       Ratio of         Investment
                       Ending      Expenses       Income to       Expenses          Income to
                          Net    to Average         Average     to Average            Average
                       Assets    Net Assets      Net Assets     Net Assets         Net Assets
                   Applicable    Applicable      Applicable     Applicable         Applicable      Portfolio
                    to Common     to Common       to Common      to Common          to Common       Turnover
                  Shares (000)       Shares++       Shares++        Shares++           Shares++         Rate
============================================================================================================
GEORGIA PREMIUM INCOME (NPG)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                $54,460         1.30%*     6.52%*              1.28%*             6.54%*           15%
2002                    53,909         1.37       7.12                1.35               7.13             37
2001                    53,168         1.41       7.67                1.40               7.68             15
2000                    47,991         1.43       7.73                1.40               7.76             17
1999                    54,022         1.34       6.87                1.33               6.88             14
1998                    54,352         1.33       7.10                1.33               7.10             17

GEORGIA DIVIDEND ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                 28,352         1.40*      5.82*                .90*              6.33*            38
2002(a)                 27,381         1.37*      5.70*                .92*              6.16*            60

------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(b)                 62,848          .89*      1.58*                .52*              1.95*            --
============================================================================================================


                    Preferred Shares at End of Period
                  -------------------------------------
                    Aggregate   Liquidation
                       Amount    and Market       Asset
                  Outstanding         Value    Coverage
                         (000)    Per Share   Per Share
=======================================================
GEORGIA PREMIUM INCOME (NPG)
-------------------------------------------------------
Year Ended 5/31:
2003(c)                $27,800      $25,000    $73,975
2002                    27,800       25,000     73,480
2001                    27,800       25,000     72,813
2000                    27,800       25,000     68,157
1999                    27,800       25,000     73,581
1998                    27,800       25,000     73,878

GEORGIA DIVIDEND ADVANTAGE (NZX)
-------------------------------------------------------
Year Ended 5/31:
2003(c)                 15,000       25,000     72,253
2002(a)                 15,000       25,000     70,636

GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
-------------------------------------------------------
Year Ended 5/31:
2003(b)                 33,000       25,000     72,612
=======================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period September 25, 2001 (commencement of operations) through May
     31, 2002.

(b)  For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.

(c)  For the six months ended November 30, 2002.


                                 See accompanying notes to financial statements.

                                  48-49 SPREAD

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                                 Less Distributions
                             ---------------------------------------------------------------   -----------------------------------
                                                      Distributions                              From and
                                                        from and in   Distributions             in Excess
                                                      Excess of Net            from                of Net
                  Beginning                     Net      Investment         Capital            Investment        Capital
                     Common               Realized/       Income to        Gains to             Income to       Gains to
                      Share         Net  Unrealized       Preferred       Preferred                Common         Common
                  Net Asset  Investment  Investment          Share-          Share-                Share-         Share-
                      Value      Income  Gain (Loss)        holders+        holders+   Total      holders        holders    Total
==================================================================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)              $14.18     $ .49        $  .33           $(.04)           $ --    $ .78        $(.42)          $ --   $(.42)
2002                  13.94      1.02           .15            (.13)             --     1.04         (.80)            --    (.80)
2001                  12.62      1.03          1.31            (.27)             --     2.07         (.75)            --    (.75)
2000                  14.28      1.02         (1.61)           (.26)             --     (.85)        (.81)            --    (.81)
1999                  14.48      1.02          (.22)           (.21)             --      .59         (.79)            --    (.79)
1998                  13.50      1.02          1.00            (.25)             --     1.77         (.79)            --    (.79)

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)               14.39        .51          .38            (.04)             --       .85        (.43)            --    (.43)
2002                  13.90       1.06          .38            (.13)             --       1.31       (.82)            --    (.82)
2001(a)               14.33        .25         (.26)           (.05)             --      (.06)       (.20)            --    (.20)

NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)               14.30        .47          .42            (.05)             --       .84        (.41)            --    (.41)
2002(b)               14.33        .38          .11            (.04)             --       .45        (.34)            --    (.34)

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)               14.33        .06         (.26)             --              --     (.20)        (.07)            --    (.07)
==================================================================================================================================

                                                            Total Returns
                                                          ----------------
                                                                     Based
                      Offering                                          on
                     Costs and       Ending                         Common
                     Preferred       Common                Based     Share
                         Share        Share     Ending        on       Net
                  Underwriting    Net Asset     Market    Market     Asset
                     Discounts        Value      Value     Value**   Value**
============================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                   $ --       $14.54   $15.2500     (3.39)%    5.54%
2002                        --        14.18    16.2100     15.44      7.62
2001                        --        13.94    14.8000     14.03     16.65
2000                        --        12.62    13.6875     (7.76)    (5.98)
1999                        --        14.28    15.6875      9.87      4.11
1998                        --        14.48    15.0000      8.17     13.38

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                     --        14.81    15.4500      2.89      5.88
2002                        --        14.39    15.4400      7.54      9.58
2001(a)                   (.17)       13.90    15.1500      2.42     (1.57)

NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                     --        14.73    14.8900      2.71      5.87
2002(b)                   (.14)       14.30    14.9000      1.64      2.22

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                   (.21)       13.85    14.6000     (2.22)    (2.88)
============================================================================


                                                   Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------
                                 Before Credit/Reimbursement    After Credit/Reimbursement***
                                 ---------------------------    -----------------------------
                                               Ratio of Net                      Ratio of Net
                                   Ratio of      Investment       Ratio of         Investment
                       Ending      Expenses       Income to       Expenses          Income to
                          Net    to Average         Average     to Average            Average
                       Assets    Net Assets      Net Assets     Net Assets         Net Assets
                   Applicable    Applicable      Applicable     Applicable         Applicable      Portfolio
                    to Common     to Common       to Common      to Common          to Common       Turnover
                  Shares (000)       Shares++       Shares++        Shares++           Shares++         Rate
============================================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)               $91,642          1.29%*          6.62%*         1.27%*             6.65%*            9%
2002                   89,286          1.33            7.17           1.32               7.18             22
2001                   87,614          1.34            7.47           1.30               7.51             19
2000                   79,167          1.37            7.81           1.35               7.83             25
1999                   89,377          1.30            6.97           1.30               6.97              8
1998                   90,470          1.30            7.17           1.30               7.17              9

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                33,128          1.37*           6.29*           .91*              6.75*            30
2002                   32,148          1.44            6.86            .90               7.40             37
2001(a)                31,015          1.31*           5.02*           .85*              5.48*            29

NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                54,990          1.28*           5.84*           .78*              6.33*            22
2002(b)                53,383          1.19*           4.70*           .74*              5.15*            43

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                54,284           .90*           2.27*           .53*              2.65*            --
============================================================================================================


                    Preferred Shares at End of Period
                  -------------------------------------
                    Aggregate   Liquidation
                       Amount    and Market       Asset
                  Outstanding         Value    Coverage
                         (000)    Per Share   Per Share
=======================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
-------------------------------------------------------
Year Ended 5/31:
2003(d)               $46,800       $25,000     $73,954
2002                   46,800        25,000      72,695
2001                   46,800        25,000      71,802
2000                   46,800        25,000      67,290
1999                   46,800        25,000      72,744
1998                   46,800        25,000      73,328

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
-------------------------------------------------------
Year Ended 5/31:
2003(d)                17,000        25,000      73,718
2002                   17,000        25,000      72,277
2001(a)                17,000        25,000      70,610

NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
-------------------------------------------------------
Year Ended 5/31:
2003(d)                28,000        25,000      74,098
2002(b)                28,000        25,000      72,664

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
-------------------------------------------------------
Year Ended 5/31:
2003(c)                28,000        25,000      73,468
=======================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 31, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the period November 16, 2001 (commencement of operations) through May
     31, 2002.

(c)  For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.

(d)  For the six months ended November 30, 2002.

                                 See accompanying notes to financial statements.

                                  50-51 SPREAD

Build Your Wealth
        AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION





BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

GLOSSARY OF TERMS USED IN THIS REPORT
AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


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Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended November 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

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                Serving Investors
                           FOR GENERATIONS

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.





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Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                 ESA-D-1102D